                                                                   EXHIBIT 10(f)


                                  $125,000,000

                                CREDIT AGREEMENT

                                   dated as of

                                  June 24, 1998

                                      among

                          PICCADILLY CAFETERIAS, INC.,

                             The Banks Listed Herein

                             HIBERNIA NATIONAL BANK,
    as Co-Arranger, Administrative Agent, Letter of Credit Issuer and a Bank

                                       and

                              WACHOVIA BANK, N.A.,
                 as Co-Arranger, Documentation Agent and a Bank

                                CREDIT AGREEMENT

         AGREEMENT dated as of June 24, 1998 among PICCADILLY CAFETERIAS, INC., the BANKS listed on the signature pages hereof, HIBERNIA NATIONAL BANK, as Co-Arranger, Administrative Agent, Letter of Credit Issuer and a Bank and WACHOVIA BANK, N.A., as Co-Arranger, Documentation Agent and a Bank.

         The parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

         SECTION 1.1 Definitions . The terms as defined in this Section 1.1 shall, for all purposes of this Agreement and any amendment hereto (except as herein otherwise expressly provided or unless the context otherwise requires), have the meanings set forth herein:

         "Adjusted London Interbank Offered Rate" has the meaning set forth in
Section 2.6(c).

         "Administrative Agent" means HIBERNIA NATIONAL BANK, a national banking association organized under the laws of the United States of America, in its capacity as Administrative Agent for the Banks hereunder, and its successors and permitted assigns in such capacity.

         "Affiliate" means any Person that directly or indirectly controls, or is under common control with, or is controlled by, the Borrower and, if such Person is an individual, any member of the immediate family (including parents, spouse, children and siblings) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and" under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of Stock, partnership or other ownership interests or other Securities, by contract or otherwise), provided that, in any event, any Person that owns directly or indirectly Securities having 10% or more of the voting power for the election of directors or other governing body of a corporation or 10% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Notwithstanding the foregoing, (a) no individual shall be an Affiliate solely by reason of his or her being a director, officer or employee of the Borrower or any of its Subsidiaries and (b) none of the Subsidiaries of the Borrower shall be Affiliates.

         "Agent's Letter Agreement" means that certain letter agreement, dated as of May 7, 1998, between the Borrower, Hibernia and Wachovia relating to the structure of the Loans and Letters of Credit, and certain fees from time to time payable by the Borrower to Hibernia and Wachovia, together with all amendments and modifications thereto.

         "Agreement" means this Credit Agreement, together with all amendments and supplements hereto.

         "Anniversary Date" means the Closing Date and each anniversary of the Closing Date thereafter.

         "Applicable Commitment Fee Rate" has the meaning set forth in Section 2.7(a).


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

         "Applicable Margin" has the meaning set forth in Section 2.6(a).

         "Assignee" has the meaning set forth in Section 9.7(c).

         "Assignment and Acceptance" means an Assignment and Acceptance executed in accordance with Section 9.7(c) in the form attached hereto as Exhibit J.

         "Authority" has the meaning set forth in Section 8.2.

         "Bank" means each bank listed on the signature pages hereof as having a Commitment, and its successors and assigns.

         "Base Rate" means for any Base Rate Loan for any day, the rate per annum equal to the Prime Rate. For purposes of determining the Base Rate for any day, changes in the Prime Rate shall be effective on the date of each such change.

         "Base Rate Loan" means a Loan which bears or is to bear interest at a rate based upon the Base Rate.

         "Borrower" means Piccadilly Cafeterias, Inc., a Louisiana corporation, and its successors and permitted assigns.

         "Borrowing" means a borrowing hereunder consisting of: (1) Loans made to the Borrower at the same time by, in the case of a Syndicated Borrowing, the Banks; or (2) in the case of a Swing Line Borrowing, a Swing Line Advance made to the Borrower by the Swing Line Lender, in each case pursuant to Article II. A Borrowing is a "Syndicated Borrowing" if such Loans are Syndicated Loans. A Borrowing is a "Base Rate Borrowing" if such Loans are Base Rate Loans or a "Euro-Dollar Borrowing" if such Loans are Euro-Dollar Loans. A Borrowing is a "Swing Line Borrowing" if such Borrowing is a Swing Line Advance.

         "Capital Expenditures" means for any period the sum of all capital expenditures incurred during such period by the Borrower and its Consolidated Subsidiaries, as determined in accordance with GAAP. "Capital Stock" means any capital stock (other than Redeemable Preferred Stock) of the Borrower or any Consolidated Subsidiary (to the extent issued to a Person other than the Borrower), whether common or preferred.

         "CERCLA" means the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C.Section 9601 et seq. and its implementing regulations and amendments.

         "CERCLIS" means the Comprehensive Environmental Response Compensation and Liability Information System established pursuant to CERCLA.

         "Change of Law" shall have the meaning set forth in Section 8.2.

         "Closing Certificate" has the meaning set forth in Section 3.1(e).

         "Closing Date" means June 24, 1998.

         "Code" means the Internal Revenue Code of 1986, as amended, or any successor Federal tax code. Any reference to any provision of the Code shall also be deemed to be a reference to any successor provision or provisions thereof.


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

         "Commitment" means, with respect to each Bank, (i) the amount set forth opposite the name of such Bank on the signature pages hereof, or (ii) as to any Bank which enters into an Assignment and Acceptance (whether as transferor Bank or as Assignee thereunder), the amount of such Bank's Commitment after giving effect to such Assignment and Acceptance, in each case as such amount may be reduced from time to time pursuant to Sections 2.8 and 2.9.

         "Commitment Fee Determination Date" has the meaning set forth in
Section 2.7(a).

         "Compliance Certificate" has the meaning set forth in Section 5.1(c).

         "Consolidated Fixed Assets" means, at any time, the fixed assets of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries, prepared in accordance with GAAP.

         "Consolidated Fixed Charges" means, as of the date of determination, the sum (without duplication) of (a) Consolidated Interest Expense, (b) regularly scheduled payment obligations of the Borrower and its Consolidated Subsidiaries under all leases and rental agreements (including, without limitation, any and all payment obligations of the Borrower and its Consolidated Subsidiaries, with respect to common area maintenance charges, but expressly excluding any and all prepayments under any leases or rental agreements), (c) Maintenance Capital Expenditures; and (d) Current Maturities of Long-Term Debt.

         "Consolidated Interest Expense" for any period means interest, whether expensed or capitalized, in respect of Debt of the Borrower or any of its Consolidated Subsidiaries outstanding during such period.

         "Consolidated Net Income" means, for any period, the Net Income of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis.

         "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which, in accordance with GAAP, would be consolidated with those of the Borrower in its consolidated financial statements as of such date.

         "Consolidated Net Worth" means, at any time, Stockholders' Equity, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries, prepared in accordance with GAAP.

         "Consolidated Total Funded Debt" means at any date the Debt of the Borrower and all its Consolidated Subsidiaries, determined on a consolidated basis as of such date; provided that for purposes of this definition only, in determining Consolidated Total Funded Debt: (1) clause (vii) of the definition of Debt contained in this Agreement shall be disregarded with respect to a letter of credit or similar instrument so long as no amount is drawn under such letter of credit or similar instrument; and (2) clause (x) of the definition of Debt contained in this Agreement shall be disregarded.

         "Consolidated Total Capital" means, at any time, the sum of (i) Consolidated Net Worth, and (ii) Consolidated Total Funded Debt, provided, that for purposes of this definition only, in determining Consolidated Total Funded Debt, clauses (vii), (viii), (ix) and (x) of the definition of Debt contained in this Agreement shall be disregarded.


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         "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414 of the Code.

         "Current Maturities of Long-Term Debt" means, at any date, the aggregate amount of all principal payments which are scheduled to be made by the Borrower and its Consolidated Subsidiaries in respect of Long Term Debt during the twelve month period beginning on such date or (if such date is not the first day of a month) on the first day of the month immediately following such date; provided that for purposes of this definition only, the outstanding Debt of the Borrower under this Credit Agreement shall be excluded from the calculation of Long Term Debt.

         "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts and accrued expenses payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under capital leases, (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, (vi) all Redeemable Preferred Stock of such Person (in the event such Person is a corporation), (vii) all obligations (absolute or contingent) of such Person to reimburse any bank or other Person in respect of amounts paid or payable under a letter of credit or similar instrument with an expiration date more than one year from such date, (viii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, (ix) all Debt of others Guaranteed by such Person, and (x) all obligations of such Person with respect to Hedge Agreements (valued as the termination value thereof computed in accordance with a method approved by the International Swap Dealers Association and agreed to by such Person in the applicable Hedge Agreement if any).

         "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived in writing, become an Event of Default.

         "Default Rate" means, with respect to any Loan or Letter of Credit Advance, on any day, the sum of 2% plus the then highest interest rate (including the Applicable Margin) which may be applicable to any Loans hereunder (irrespective of whether any such type of Loans are actually outstanding hereunder).

         "Depreciation and Amortization" means for any period the sum of all depreciation and amortization expenses of the Borrower and its Consolidated Subsidiaries for such period, as determined in accordance with GAAP.

         "Dollars" or "$" means dollars in lawful currency of the United States of America.

         "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Louisiana are authorized or required by law to close.

         "EBITDA" means for any period the sum of: (a) Consolidated Net Income, plus (b) the amount deducted in determining Consolidated Net Income for such period for (i) taxes on income, (ii) Consolidated Interest Expense, and (iii) Depreciation and Amortization, all determined with respect to the Borrower and its Consolidated Subsidiaries on a consolidated basis for such period and in accordance with GAAP; provided, however, in determining the "Applicable Margin" under Section 2.6 and "Applicable Commitment Fee Rate" under Section 2.7, the calculation of EBITDA made at the Fiscal Quarters ending (1) September 30, 1998, shall be based upon the actual EBITDA determined with respect to the Borrower and its Consolidated Subsidiaries (excluding Morrison Restaurants Inc.) and an annualized EBITDA for Morrison Restaurants Inc. based upon the Fiscal Quarter ending September 30, 1998; (2) December 31, 1998 shall be based upon the actual EBITDA


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
determined with respect to the Borrower and its Consolidated Subsidiaries (excluding Morrison Restaurants Inc.) and an annualized EBITDA for Morrison Restaurants Inc. based upon the Fiscal Quarters ending September 30, 1998 and December 31, 1998; and (3) March 31, 1999, shall be based upon the actual EBITDA determined with respect to the Borrower and its Consolidated Subsidiaries (excluding Morrison Restaurants Inc.) and an annualized EBITDA for Morrison Restaurants Inc. based upon the Fiscal Quarters ending September 30, 1998, December 31, 1998 and March 31, 1999.

         "Environmental Authority" means any foreign, federal, state, local or regional government that exercises any form of jurisdiction or authority under any Environmental Requirement.

         "Environmental Authorizations" means all licenses, permits, orders, approvals, notices, registrations or other legal prerequisites for conducting the business of the Borrower or any Subsidiary required by any Environmental Requirement.

         "Environmental Judgments and Orders" means all judgments, decrees or orders arising from or in any way associated with any Environmental Requirements, whether or not entered upon consent or written agreements with an Environmental Authority or other entity arising from or in any way associated with any Environmental Requirement, whether or not incorporated in a judgment, decree or order.

         "Environmental Liabilities" means any liabilities, whether accrued, contingent or otherwise, arising from and in any way associated with any Environmental Requirements.

         "Environmental Notices" means notice from any Environmental Authority or by any other person or entity, of possible or alleged noncompliance with or liability under any Environmental Requirement, including without limitation any complaints, citations, demands or requests from any Environmental Authority or from any other person or entity for correction of any violation of any Environmental Requirement or any investigations concerning any violation of any Environmental Requirement.

         "Environmental Proceedings" means any judicial or administrative proceedings arising from or in any way associated with any Environmental Requirement.

         "Environmental Releases" means releases as defined in CERCLA or under any applicable state or local environmental law or regulation.

         "Environmental Requirements" means any legal requirement relating to health, safety or the environment and applicable to the Borrower, any Subsidiary or the Properties, including but not limited to any such requirement under CERCLA or similar state legislation and all federal, state and local laws, ordinances, regulations, orders, writs, decrees and common law.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor law. Any reference to any provision of ERISA shall also be deemed to be a reference to any successor provision or provisions thereof.

         "Euro-Dollar Business Day" means any Domestic Business Day on which dealings in Dollar deposits are carried out in the London interbank market.

         "Euro-Dollar Loan" means a Loan which bears or is to bear interest at a rate based upon the London Interbank Offered Rate.

         "Euro-Dollar Reserve Percentage" has the meaning set forth in Section 2.6(c).


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

         "Event of Default" has the meaning set forth in Section 6.1.

         "Existing Letters of Credit" means the letters of credit described on
Schedule 1.01 - Existing Letters of Credit.

         "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the next higher 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and
(ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to Hibernia on such day on such transactions as determined by the Administrative Agent.

         "Fiscal Quarter" means any fiscal quarter of the Borrower.

         "Fiscal Year" means any fiscal year of the Borrower.

         "Fixed Charge Coverage Ratio" means, at any date, the ratio of (a) Income Available for Fixed Charges for the period of four consecutive Fiscal Quarters ended on such date or (if such date is not the last day of a Fiscal Quarter) most recently ended to (b) Consolidated Fixed Charges as of such date.

         "GAAP" means generally accepted accounting principles applied on a basis consistent with those which, in accordance with Section 1.2, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

         "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

         "Guarantors" means, collectively, the following: (i) Piccadilly Restaurants, Inc.; (ii) Morrison Restaurants Inc.; and (iii) each Significant Subsidiary that executes the Guaranty pursuant to Section.5.23.

         "Guaranty" means the Guaranty Agreement executed by each of the Guarantors substantially in the form of Exhibit E hereto, either as originally executed or as it may be from time to time supplemented, modified, amended, renewed or extended.

         "Hazardous Materials" includes, without limitation, (a) solid or hazardous waste, as defined in the Resource Conservation and Recovery Act of 1980, 42 U.S.C. Section 6901 et seq. and its implementing regulations and amendments, or in any applicable state or local law or regulation, (b) any "hazardous substance", "pollutant" or "contaminant", as defined in CERCLA, or in any applicable state or local law or regulation, (c) gasoline, or any other petroleum product or by-product, including crude oil or any fraction thereof,
(d) toxic substances, as defined


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

in the Toxic Substances Control Act of 1976, or in any applicable state or local law or regulation and (e) insecticides, fungicides, or rodenticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any applicable state or local law or regulation, as each such Act, statute or regulation may be amended from time to time.

         "Hedge Agreement" means any interest rate, currency or commodity swap, cap, floor or collar agreement or similar hedging or arrangement providing for the transfer or mitigation of interest rate, commodity price, or currency value or exchange rate risk, either generally or under specific contingencies.

         "Hibernia" means Hibernia National Bank, a national banking association and its successors.

         "Income Available for Fixed Charges" means, for any period, the sum of
(a) EBITDA for such period, plus (b) the amount deducted in determining EBITDA for such period for all cash and non-cash expenses of the Borrower and its Consolidated Subsidiaries under all leases and rental agreements (including, without limitation, any and all payment obligations of the Borrower and its Consolidated Subsidiaries with respect to common area maintenance charges, but expressly excluding any and all prepayments under any leases or rental agreements).

         "Interest Period" means:

         (1) with respect to each Euro-Dollar Borrowing (excluding Swing Line Borrowings) the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the first, second, third or sixth month thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:

             (a) any Interest Period (subject to clause (c) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

             (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of the appropriate subsequent calendar month; and

             (c) no Interest Period may be selected which begins before the Termination Date and would otherwise end after the Termination Date.

         (2) with respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing and ending on the Quarterly Payment Date immediately succeeding the date of such Borrowing; provided that:

             (a) any Interest Period (subject to clause (b) below) which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day; and

             (b) an Interest Period which begins before the Termination Date and would otherwise end after the Termination Date, shall end on the Termination Date.


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

         "Investment" means any investment in any Person, whether by means of purchase or acquisition of obligations or securities of such Person, capital contribution to such Person, loan or advance to such Person, making of a time deposit with such Person, Guarantee or assumption of any obligation of such Person or otherwise.

         "Lending Office" means, as to each Bank, its office located at its address set forth on the signature pages hereof (or identified on the signature pages hereof as its Lending Office) or such other office as such Bank may hereafter designate as its Lending Office by notice to the Borrower and the Administrative Agent.

         "Letter of Credit Advance" means an advance made by the Letter of Credit Issuer pursuant to Section 2.14(c).

         "Letter of Credit Agreement" means any agreement entered into by the Borrower and the Letter of Credit Issuer pursuant to which a Letter of Credit is issued, as amended, modified or restated from time to time.

         "Letter of Credit Issuer" means Hibernia National Bank, as issuer of the Letters of Credit and any successor Letter of Credit Issuer appointed in accordance with Section 2.15.

         "Letter of Credit Subcommitment" means, with respect to the Letter of Credit Issuer, $20,000,000.

         "Letters of Credit" means the letters of credit issued by the Letter of Credit Issuer pursuant to Section 2.14(a) and "Letter of Credit" means any one of such Letters of Credit, as any of such letters of credit may be extended, renewed, replaced or amended from time to time.

         "Lien" means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or encumbrance, servitude or encumbrance of any kind in respect of such asset to secure or assure payment of a Debt or a Guarantee, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

         "Loan" means a Syndicated Loan or a Swing Line Advance and "Loans" means Syndicated Loans or Swing Line Advances, or any or all of them, as the context shall require.

         "Loan Documents" means this Agreement, the Notes, the Letter of Credit Agreement, the Guaranty, any other document evidencing, relating to or securing the Loans or the Letters of Credit, and any other document or instrument delivered from time to time in connection with this Agreement, the Guaranty, the Notes, the Letters of Credit or the Loans, as such documents and instruments may be amended or supplemented from time to time.

         "London Interbank Offered Rate" has the meaning set forth in Section 2.6(c).

         "Long Term Debt" at any time means all Consolidated Total Funded Debt at such time that, in accordance with GAAP, would be classified as long-term debt, but in any event shall include, without limitation, (i) any Consolidated Total Funded Debt that matures (or the maturity of which may at the option of the Borrower or any Subsidiary be extended such that it matures) more than one year after the creation of such Consolidated Total Funded Debt or issuance of the commitment to advance the same, and (ii) without duplication, any


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

Consolidated Total Funded Debt outstanding under a line of credit, revolving credit or similar facilities the commitment for which to advance the same expires (or the expiration of which may at the option of the Borrower or any Subsidiary be extended such that it expires), more than one year after the date of such commitment.

         "Maintenance Capital Expenditures" means for any period Capital Expenditures incurred during such period by the Borrower and its Consolidated Subsidiaries for the purposes of and in connection with regularly scheduled maintenance and remodeling of the Properties and other assets of the Borrower and its Consolidated Subsidiaries, provided that Maintenance Capital Expenditures shall not be less than $8,000,000 in any Fiscal Year.

         "Margin Stock" means "margin stock" as defined in Regulation T, U or X of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

         "Material Adverse Effect" means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of (a) the financial condition, operations, business, properties or prospects of the Borrower and its Consolidated Subsidiaries, taken as a whole, (b) the rights and remedies of the Administrative Agent or the Banks under the Loan Documents, or the ability of the Borrower or any Guarantor to perform its obligations under the Loan Documents to which it is a party, as applicable, or (c) the legality, validity or enforceability of any Loan Document.

         "Multiemployer Plan" shall have the meaning set forth in Section 4001(a)(3) of ERISA.

         "Net Income" means, as applied to any Person for any period, the aggregate amount of net income of such Person, after taxes, for such period, as determined in accordance with GAAP.

         "Note" means a Syndicated Note or a Swing Line Note and "Notes" means Syndicated Notes or Swing Line Notes, or any or all of them, as the context shall require.

         "Notice of Borrowing" has the meaning set forth in Section 2.2.

         "Officer's Certificate" has the meaning set forth in Section 3.1(f).

         "Overnight Euro-Dollar Rate" means the Adjusted London Interbank Offered Rate applicable for deposits in Dollars for one Euro-Dollar Business Day.

         "Participant" has the meaning set forth in Section 9.7(b).

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "Person" means an individual, a corporation, a limited liability company, a partnership (including without limitation, a joint venture), an unincorporated association, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.


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

         "Plan" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding 5 plan years made contributions.

         "Prime Rate" refers to that interest rate denominated as the "base rate" on corporate loans, adjusted daily, as reported by the Wall Street Journal, or if the Wall Street Journal discontinues its publication of said base rate of interest, then the rate of interest established from time to time by the Board of Directors of Citibank, N.A., New York, New York (or any successor to Citibank, N.A.), as its "prime" or its "base" lending rate, whether or not that rate is published, such rate to be adjusted automatically on and as of the effective date of any change in such Prime Rate. The Prime Rate is but one of several interest rate bases used by Citibank, N.A. and the Banks. The Banks and Citibank, N.A. lend at interest rates above and below the Prime Rate.

         "Principal Officer" means the chief executive officer or the chief financial officer of the Borrower.

         "Pro Rata Share" of any amount means, with respect to any Bank at any time, the product of such amount times a fraction the numerator of which is the amount of such Bank's Commitment at such time and the denominator of which is the aggregate amount of the Commitments of all of the Banks at such time.

         "Properties" means all real property owned, leased or otherwise used or occupied by the Borrower or any Subsidiary, wherever located.

         "Quarterly Payment Date" means each March 31, June 30, September 30 and December 31, commencing on June 30, 1998 and continuing thereafter until and including the Termination Date.

         "Rate Determination Date" has the meaning set forth in Section 2.6(a).

         "Redeemable Preferred Stock" of any Person means any preferred stock issued by such Person which is at any time prior to the Termination Date either
(i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or
(ii) redeemable at the option of the holder thereof.

         "Required Banks" means at any time Banks having at least 66 2/3% of the aggregate amount of the Commitments or, if the Commitments are no longer in effect, Banks holding at least 66 2/3% of the sum of: (A) the aggregate outstanding principal amount of the Notes; (B) the aggregate outstanding principal amount of the Letter of Credit Advances; and (C) the aggregate Undrawn Amount.

         "Restricted Payment" means (a) any dividend or other distribution on or in respect of any shares of the Stock of the Borrower or any Subsidiary of the Borrower other than dividends payable in shares of common stock or (b) any payment by the Borrower or any Subsidiary on account of the purchase, redemption, retirement or acquisition of (i) any shares of the Borrower's or such Subsidiary's Stock (except shares acquired upon the conversion thereof into other shares of Stock) or (ii) any option, warrant or other right to acquire shares of the Borrower's Stock or other Securities of the Borrower or any Subsidiary convertible into shares of the Borrower's Stock or other Securities of the Borrower or any Subsidiary convertible into shares of the Borrower's Stock; provided, however, that Restricted Payments shall not include any payment or investment described in (a) or (b) above made by a Subsidiary to the Borrower or to a Significant Subsidiary and provided further that "Restricted Payments" shall not include any payment for the purchase by the Borrower or by a Subsidiary of the Borrower from a Person (other than the Borrower or a Subsidiary of the Borrower) of common stock of Morrison Restaurants Inc.

(or any other Subsidiary which is not a Wholly Owned Subsidiary) which purchase is intended to result in Morrison Restaurants Inc. (or such other Subsidiary which is not a Wholly Owned Subsidiary) becoming a Wholly Owned Subsidiary of the Borrower.

         "Security" has the meaning assigned to such term in Section 2(l) of the Securities Act of 1933, as amended.

         "Significant Subsidiary" means at any time (a) any Subsidiary with assets greater than or equal to 10% of all assets of the Borrower and its Consolidated Subsidiaries, (b) any Subsidiary with stockholders' equity greater than or equal to 10% of the stockholders' equity of the Borrower and its Consolidated Subsidiaries, and (c) any Subsidiary that represented 10% or more of the net income or gross revenues of the Borrower and its Consolidated Subsidiaries during the previous 12 months, in each case as determined based on the most recent annual or quarterly financial statements delivered to the Bank pursuant to pursuant to Section 5.1; provided that, if at any time the Borrower and its Significant Subsidiaries as heretofore defined have aggregate assets of less than 65% of all assets of the Borrower and its Consolidated Subsidiaries, then the group of Significant Subsidiaries shall be expanded by reducing the percentage set forth in clause (a) until the group of Subsidiaries included as Significant Subsidiaries by such reduction have aggregate assets representing 65% or more of all assets of the Borrower and its Consolidated Subsidiaries, all determined as set forth above.

         "Stock" of any Person means any capital stock or other equity Security, of any classification, of such Person or any Subsidiary of such Person (to the extent issued to a Person other than such Person or a Wholly Owned Subsidiary of such Person).

         "Stockholders' Equity" means, at any time, the shareholders' equity of the Borrower and its Consolidated Subsidiaries, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries prepared in accordance with GAAP, but excluding any Redeemable Preferred Stock of the Borrower or any of its Consolidated Subsidiaries. Shareholders' equity generally would include, but not be limited to (i) the par or stated value of all outstanding Capital Stock (excluding Redeemable Preferred Stock but including preferred stock which is not redeemable prior to the Termination Date), (ii) capital surplus, (iii) retained earnings, and (iv) various deductions such as (A) purchases of treasury stock, (B) valuation allowances, (C) receivables due from an employee stock ownership plan, (D) employee stock ownership plan debt guarantees, and (E) translation adjustments for foreign currency transactions.

         "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower.

         "Swing Line Lender" means Hibernia National Bank.

         "Swing Line Advance" means a loan made by the Swing Line Lender pursuant to Section 2.3 hereof.

         "Swing Line Loan Request" has the meaning set forth in Section 2.3(b).

         "Swing Line Note" means the promissory note of the Borrower, substantially in the form of Exhibit B hereto, evidencing the obligation of the Borrower to repay the Swing Line Advances, together with all amendments, consolidations, modifications, renewals and supplements thereto.

         "Syndicated Loan" means a Base Rate Loan or a Euro-Dollar Loan (excluding Swing Line Advances) and Syndicated Loans means Base Rate Loans or Euro-Dollar Loans (excluding Swing Line Advances), or any or all of them, as the context shall require.

         "Syndicated Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Syndicated Loans, together with all amendments, consolidations, modifications, renewals and supplements thereto and "Syndicated Note" means any one of such Syndicated Notes.

         "Taxes" has the meaning set forth in Section 2.12(c).

         "Termination Date" means June 22, 2001.

         "Third Parties" means all lessees, sublessees, licensees and other users of the Properties, excluding those users of the Properties in the ordinary course of the Borrower's business and on a temporary basis.

         "Total Unused Commitments" means at any date, an amount equal to: (A) the aggregate amount of the Commitments of all of the Banks at such time, less the sum of: (B) (i) the aggregate outstanding principal amount of the Loans of all of the Banks at such time, and (ii) the aggregate outstanding principal amount of the Letter of Credit Advances and (iii) the aggregate Undrawn Amounts.

         "Transferee" has the meaning set forth in Section 9.7(d).

         "Undrawn Amount" means, with respect to any Letter of Credit, at any time, the maximum amount available to be drawn under such Letter of Credit at such time and "Undrawn Amounts" means, at any time, the sum of all Undrawn Amounts at such time.

         "Unused Commitment" means at any date, with respect to any Bank, an amount equal to: (a) its Commitment, less the sum of: (b)(i) the aggregate outstanding principal amount of its Loans; (ii) its Pro Rata Share of the aggregate outstanding principal amount of the Letter of Credit Advances and
(iii) its Pro Rata Share of the aggregate Undrawn Amounts.

         "Wachovia" means Wachovia Bank, N.A., a national banking association and its successors.

         "Wholly Owned Subsidiary" means any Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Borrower.

         "Year 2000 Compliant and Ready" as used herein means that the Borrower's and its Subsidiaries' hardware and software systems with respect to the operation of its business and its general business plan will: (i) handle date information involving any and all dates before, during and/or after January 1, 2000, including accepting input, providing output and performing date calculations in whole or in part; (ii) operate, accurately without material interruption on and in respect of any and all dates before, during and/or after January 1, 2000 and without any material change in performance; (iii) respond to and process two digit year input without creating any ambiguity as to the century; and (iv) store and provide date input information without creating any ambiguity as to the century.

         SECTION 1.2 Accounting Terms and Determinations. Unless otherwise specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with

GAAP, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants or otherwise required by a change in
GAAP) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Banks, unless with respect to any such change concurred in by the Borrower's independent public accountants or required by GAAP, in determining compliance with any of the provisions of this Agreement or any of the other Loan Documents: (i) the Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (ii) the Required Banks shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 5.1 hereof, shall mean the financial statements referred to in Section 4.4).

         SECTION 1.3 Use of Defined Terms. All terms defined in this Agreement shall have the same meanings when used in any of the other Loan Documents, unless otherwise defined therein or unless the context shall otherwise require.

         SECTION 1.4 Terminology. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

         SECTION 1.5 References. Unless otherwise indicated, references in this Agreement to "Articles", "Exhibits", "Schedules", and "Sections" are references to articles, exhibits, schedules and sections hereof.

                                   ARTICLE II
                                   THE CREDITS

         SECTION 2.1 Commitments to Make Syndicated Loans. Each Bank severally agrees, on the terms and conditions set forth herein, to make Syndicated Loans to the Borrower from time to time before the Termination Date; provided that, immediately after each such Syndicated Loan is made, the sum of (i) the aggregate outstanding principal amount of all Syndicated Loans by such Bank, together with such Bank's Pro Rata Share of the aggregate outstanding Swing Line Advances; (ii) such Bank's Pro Rata Share of the outstanding principal amount of all Letter of Credit Advances and (iii) such Bank's Pro Rata Share of the aggregate Undrawn Amounts, shall not exceed the amount of such Bank's Commitment, provided further that the sum of (i) the aggregate principal amount of all Loans, (ii) the aggregate outstanding principal amount of all Letter of Credit Advances and (iii) the aggregate Undrawn Amounts at any one time outstanding shall not exceed the aggregate amount of the Commitments of all of the Banks at such time. Each Syndicated Borrowing under this Section shall be in an aggregate principal amount of $5,000,000 or any larger multiple of $1,000,000 (except that any such Syndicated Borrowing may be in the aggregate amount of the Unused Commitments) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, repay or, to the extent permitted by
Section 2.10, prepay Syndicated Loans and reborrow under this Section at any time before the Termination Date.

         SECTION 2.2 Method of Borrowing Syndicated Loans.

             (a) The Borrower shall give the Administrative Agent notice in the form attached hereto as Exhibit K (a "Notice of Borrowing") prior to 11:00 A.M. (New Orleans, Louisiana time) at least 1 Domestic Business Day before each Base Rate Borrowing and at least 3 Euro-Dollar Business Days before each Euro-Dollar Borrowing, specifying:

                 (i) the date of such Syndicated Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

                 (ii)  the aggregate amount of such Syndicated Borrowing,

                 (iii) whether the Syndicated Loans comprising such Syndicated Borrowing are to be Base Rate Loans or Euro-Dollar Loans, and

                 (iv) in the case of a Euro-Dollar Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

             (b) Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such Syndicated Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

             (c) Not later than 11:00 A.M. (New Orleans, Louisiana time) on the date of each Syndicated Borrowing, each Bank shall (except as provided in subsection (d) of this Section) make available its ratable share of such Syndicated Borrowing, in Federal or other funds immediately available in New Orleans, Louisiana, to the Administrative Agent at its address referred to in or specified pursuant to Section 9.1. Unless the Administrative Agent determines that any applicable condition specified in Article III has not been satisfied, the Administrative Agent will make the funds so received from the Banks available to the Borrower at the Administrative Agent's aforesaid address. Unless the Administrative Agent receives notice from a Bank, at the Administrative Agent's address referred to in Section 9.1, no later than 4:00 P.M. (local time at such address) on the Domestic Business Day before the date of a Syndicated Borrowing stating that such Bank will not make a Syndicated Loan in connection with such Syndicated Borrowing, the Administrative Agent shall be entitled to assume that such Bank will make a Syndicated Loan in connection with such Syndicated Borrowing and, in reliance on such assumption, the Administrative Agent may (but shall not be obligated to) make available such Bank's ratable share of such Syndicated Borrowing to the Borrower for the account of such Bank. If the Administrative Agent makes such Bank's ratable share available to the Borrower and such Bank does not in fact make its ratable share of such Syndicated Borrowing available on such date, the Administrative Agent shall be entitled to recover such Bank's ratable share from such Bank or the Borrower (and for such purpose shall be entitled to charge such amount to any account of the Borrower maintained with the Administrative Agent), together with interest thereon for each day during the period from the date of such Syndicated Borrowing until such sum shall be paid in full at a rate per annum equal to the rate at which the Administrative Agent determines that it obtained (or could have obtained) overnight Federal funds to cover such amount for each such day during such period, provided that any such payment by the Borrower of such Bank's ratable share and interest thereon shall be without prejudice to any rights that the Borrower may have against such Bank. If such Bank shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank's Syndicated Loan included in such Syndicated Borrowing for purposes of this Agreement.

             (d) If any Bank makes a new Syndicated Loan hereunder on a day on which the Borrower is to repay all or any part of an outstanding Syndicated Loan from such Bank, such Bank shall apply the proceeds of its new Syndicated Loan to make such repayment and only an amount equal to the difference (if any) between the amount being borrowed and the amount being repaid shall be made available by such Bank to the Administrative Agent as provided in subsection (c) of this Section, or remitted by the Borrower to the Administrative Agent as provided in
Section 2.12, as the case may be.

             (e) Notwithstanding anything to the contrary contained in this Agreement, no Euro-Dollar Borrowing may be made if there shall have occurred a Default or an Event of Default, which Default or Event of Default shall not have been cured or waived in writing.

             (f) In the event that a Notice of Borrowing fails to specify whether the Loans comprising such Borrowing are to be Base Rate Loans or Euro-Dollar Loans, such Loans shall be made as Base Rate Loans. If the Borrower is otherwise entitled under this Agreement to repay any Loans maturing at the end of an Interest Period applicable thereto with the proceeds of a new Borrowing, and the Borrower fails to repay such Loans using its own moneys and fails to give a Notice of Borrowing in connection with such new Borrowing, a new Borrowing shall be deemed to be made on the date such Loans mature in an amount equal to the principal amount of the Loans so maturing, and the Loans comprising such new Borrowing shall be Base Rate Loans.

             (g) Notwithstanding anything to the contrary contained herein, (i) there shall not be more than 5 different Interest Periods with respect to Euro-Dollar Borrowings (excluding Swing Line Advances) outstanding at the same time (for which purpose Interest Periods described in clause (1) of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous) and (ii) the proceeds of any Base Rate Borrowing shall be applied first to repay the unpaid principal amount of all Base Rate Loans (if any) outstanding immediately before such Base Rate Borrowing.

         SECTION 2.3 Swing Line Advances.

             (a) The Borrower may prior to the Termination Date, as set forth in this Section, request the Swing Line Lender to make, and the Swing Line Lender prior to the Termination Date will make, Swing Line Advances to the Borrower, in an aggregate principal amount at any one time outstanding, not exceeding $10,000,000, provided that:

                 (i) the aggregate principal amount of all outstanding Swing Line Advances, together with the sum of: (1) the aggregate outstanding principal amount of all other outstanding Loans, at any one time outstanding and (2) the sum of: (A) the aggregate outstanding principal amount of the Letter of Credit Advances and (B) the aggregate Undrawn Amounts shall not at any one time exceed the aggregate amount of the Commitments of all of the Banks at such time; and

                 (ii) the aggregate principal amount of all outstanding Swing Line Advances shall not exceed $10,000,000.

             (b) Except as the Borrower and Swing Line Lender may otherwise agree, when the Borrower wishes to request a Swing Line Advance, it shall give the Administrative Agent notice substantially in the form of Exhibit L hereto (a "Swing Line Loan Request") so as to be received no later than 11:00 A.M. (New Orleans, Louisiana time) on or before the date of the proposed Swing Line Borrowing proposed therein (or such other time and date as the Borrower and the Swing Line Lender may agree), specifying:

                 (i) the proposed date of such Swing Line Borrowing, which shall be a Domestic Business Day (the "Borrowing Date"); and

                 (ii) the aggregate amount of such Swing Line Borrowing, which shall be at least $250,000 (or in larger multiples of $50,000) but shall not cause the limits specified in Section 2.3(a) to be violated;

         Each Swing Line Advance shall be for an Interest Period of one day. Except as the Borrower and Swing Line Lender may otherwise agree, the Borrower shall not deliver a Swing Line Loan Request more frequently than once every 3 Domestic Business Days.

             (c) Except as the Borrower and Swing Line Lender may otherwise agree, the Swing Line Lender shall make the amount of such Swing Line Advance available to the Borrower on such date by depositing the same, in immediately available funds, in an account of such Borrower maintained with the Swing Line Lender.

             (d) Subject to the limitations contained in this Agreement, the Borrower may borrow under this Section 2.3, prepay and reborrow under this
Section 2.3 at any time before the Termination Date.

             (e) At any time, upon the request of the Swing Line Lender, each Bank other than the Swing Line Lender shall, on the third Domestic Business Day after such request is made, purchase a participating interest in Swing Line Advances in an amount equal to its ratable share (based upon its respective Commitment) of such Swing Line Advances. On such third Domestic Business Day, each Bank will immediately transfer to the Swing Line Lender, in immediately available funds, the amount of its participation. Whenever, at any time after the Swing Line Lender has received from any such Bank its participating interest in a Swing Line Advance, the Administrative Agent receives any payment on account thereof, the Administrative Agent will distribute to such Bank its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participating interest was outstanding and funded); provided, however, that in the event that such payment received by the Administrative Agent is required to be returned, such Bank will return to the Administrative Agent any portion thereof previously distributed by the Administrative Agent to it. Each Bank's obligation to purchase such participating interests shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation: (i) any set-off, counterclaim, recoupment, defense or other right which such Bank or any other Person may have against the Swing Line Lender requesting such purchase or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the termination of the Commitments; (iii) any adverse change in the condition (financial or otherwise) of the Borrower, any Guarantor or any other Person; (iv) any breach of this Agreement by the Borrower, any Guarantor or any other Bank; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

             (f) Notwithstanding anything contained in this Agreement to the contrary, the Swing Line Advance facility contained in this Section 2.3 shall terminate immediately upon: (i) Hibernia's removal or resignation as Administrative Agent; or (ii) termination of the Commitments (whether at maturity or otherwise).

         SECTION 2.4 Notes.

             (a) The Syndicated Loans of each Bank shall be evidenced by a single Syndicated Note payable to the order of such Bank for the account of its Lending Office in an amount equal to the original principal amount of such Bank's Commitment.

             (b) The Swing Line Advances made by the Swing Line Lender to the Borrower shall be evidenced by a single Swing Line Note payable to the order of the Swing Line Lender.

             (c) Upon receipt of each Bank's Notes pursuant to Section 3.1, the Administrative Agent shall deliver such Notes to such Bank. Each Bank shall record, and prior to any transfer of its Notes shall endorse on the schedule forming a part thereof appropriate notations to evidence, the date, amount and maturity of, and effective interest rate for, each Loan made by it, the date and amount of each payment of principal made by the Borrower with respect thereto and whether, in the case of such Bank's Syndicated Note, such Syndicated Loan is a Base Rate Loan or Euro-Dollar Loan, and such schedule shall constitute rebuttable presumptive evidence of the principal amount owing and unpaid on such Bank's Notes; provided that the failure of any Bank to make, or any error in making, any such recordation or endorsement shall not affect the obligation of the Borrower hereunder or under the Notes or the ability of any Bank to assign its Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Notes and to attach to and make a part of any Note a continuation of any such schedule as and when required.

         SECTION 2.5 Maturity of Loans. Each Loan (excluding Swing Line Advances) included in any Borrowing shall mature, and the principal amount thereof (together with accrued interest thereon) shall be due and payable, on the last day of the Interest Period applicable to such Borrowing. Any and all Swing Line Advances shall mature, and the principal amount thereof shall be due and payable, on the Termination Date.

         SECTION 2.6 Interest Rates.

             (a) "Applicable Margin" shall be determined quarterly based upon the ratio of Consolidated Total Funded Debt (calculated as of the last day of each Fiscal Quarter) to EBITDA (calculated for the Fiscal Quarter then ended and the immediately preceding three Fiscal Quarters), as follows:

            Consolidated                                         Swing Line
             Total Funded                                       Advances and
               Debt to             Base Rate     Letters of     Euro-Dollar
               EBITDA                Loans         Credit          Loans
           ------------------      ---------     ----------     ------------
           Greater than or            0%            1.75%          1.75%
           equal to 2.00

           Greater than or            0%            1.50%          1.50%
           equal to 1.50, but
           less than 2.00

           Greater than or            0%            1.25%          1.25%
           equal to 1.00, but
           less than 1.50

           Greater than or            0%            1.00%          1.00%
           equal to 0.75, but
           less than 1.00

           Less than 0.75             0%             .75%          0.75%

The Applicable Margin shall be determined effective as of the date (herein, the "Rate Determination Date") which is 50 days after the last day of the Fiscal Quarter as of the end of which the foregoing ratio is being determined, based on the quarterly financial statements for such Fiscal Quarter, and the Applicable Margin so determined shall remain effective from such Rate Determination Date until the date which is 50 days after the last day of the Fiscal Quarter in which such Rate Determination Date falls (which latter date shall be a new Rate Determination Date); provided that (i) for the period from and including the Closing Date to but excluding the Rate Determination Date occurring on November 19, 1998, the Applicable Margin shall be (A) 0% for Base Rate Loans, (B) 1.50% for Letters of Credit, and (C) 1.50% for Euro-Dollar Loans and Swing Line Advances, (ii) in the case of any Applicable Margin determined for the final Fiscal Quarter of a Fiscal Year, the Rate Determination Date shall be the date which is 100 days after the last day of such final Fiscal Quarter and such Applicable Margin shall be determined based upon the annual audited financial statements for the Fiscal Year ended on the last day of such final Fiscal Quarter, and (iii) if on any Rate Determination Date the Borrower shall have failed to deliver to the Banks the financial statements required to be delivered pursuant to Section 5.1(a) or Section 5.1(b) with respect to the Fiscal Year or Fiscal Quarter, as the case may be, most recently ended prior to such Rate Determination Date, then for the period beginning on such Rate Determination Date and ending on the earlier of (A) the date on which the Borrower shall deliver to the Banks the financial statements to be delivered pursuant to
Section 5.1(b) with respect to such Fiscal Quarter or any subsequent Fiscal Quarter, or (B) the date on which the Borrower shall deliver to the Banks annual financial statements required to be delivered pursuant to Section 5.1(a) with respect to the Fiscal Year which includes such Fiscal Quarter or any subsequent Fiscal Year, the Applicable Margin shall be determined as if the ratio of Consolidated Total Funded Debt to EBITDA was more than 2.00 at all times during such period. Any change in the Applicable Margin on any Rate Determination Date shall result in a corresponding change, effective on and as of such Rate Determination Date, in the interest rate applicable to each Syndicated Loan and in the fees applicable to each Letter of Credit outstanding on such Rate Determination Date; provided, that: (i) for Euro-Dollar Loans, changes in Applicable Margin shall only be effective for Interest Periods commencing on or after the Rate Determination Date; and (ii) no Applicable Margin shall be decreased pursuant to this Section 2.6 if a Default is in existence on the Rate Determination Date.

             (b) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day plus the Applicable Margin. Such interest shall be payable for each Interest Period on the Quarterly Payment Date immediately succeeding the date of the Borrowing which included such Base Rate Loan.

             (c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin plus the applicable Adjusted London Interbank Offered Rate for such Interest Period; provided that if any Euro-Dollar Loan shall, as a result of clause (1)(c) of the definition of Interest Period, have an Interest Period of less than one month, such Euro-Dollar Loan shall bear interest during such Interest Period at the rate applicable to Base Rate Loans during such period. Such interest shall be payable for each Interest Period on the last day of such Interest Period and, if such Interest Period is longer than 3 months, at intervals of 3 months after the first day thereof.

         The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100th of 1%) by dividing (i) the applicable London Interbank Offered Rate for such Interest Period by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

         The "London Interbank Offered Rate" applicable to any Euro-Dollar Loan means for the Interest Period of such Euro-Dollar Loan the rate per annum determined on the basis of the rate for deposits in Dollars of amounts equal or comparable to the principal amount of such Euro-Dollar Loan offered for a term comparable to such Interest Period, which rate appears on the display designated as Page "3750" of the Telerate Service (or such other page as may replace page 3750 of that service or such other service or services as may be nominated by the British Banker's Association for the purpose of displaying London Interbank Offered Rates for U.S. dollar deposits) determined as of 1:00 p.m., New York City time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period.

         "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

             (d) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the Borrower and the Banks by telecopy of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

             (e) After the occurrence and during the continuance of a Default, the principal amount of the Loans (excluding any Swing Line Advances) may, at the election of the Required Banks, bear interest at the Default Rate; provided, however, that automatically whether or not the Required Banks elect to do so, any overdue principal of and, to the extent permitted by law, overdue interest on any Loan (excluding any Swing Line Advance) shall bear interest payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

             (f) Each Letter of Credit Advance shall bear interest on the outstanding principal amount thereof, payable on demand, for each day from the date such Letter of Credit Advance is made until paid in full at a rate per annum equal to the Default Rate.

             (g) Each Swing Line Advance shall bear interest on the outstanding principal amount thereof, for each day such Swing Line Advance is outstanding, at a rate per annum equal to the sum of the Applicable Margin plus the Overnight Euro-Dollar Rate. Such interest shall be payable on each Quarterly Payment Date and on the Termination Date. Any overdue principal of and, to the extent permitted by applicable law, overdue interest on the Swing Line Advances may, at the election of the Swing Line Lender, bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

         SECTION 2.7 Fees.

             (a) The Borrower shall pay to the Administrative Agent for the ratable account of each Bank a commitment fee equal to the product of: (i) the aggregate of the daily average amounts of such Bank's Unused Commitment, times
(ii) a per annum percentage equal to the Applicable Commitment Fee Rate. Such commitment fee shall accrue from and including the Closing Date to and including the Termination Date. Commitment fees shall be payable quarterly in arrears on the first Quarterly Payment Date following each Commitment Fee Determination Date and on the Termination Date; provided that should the Commitments be terminated at any time prior to the Termination Date for any reason, the entire accrued and unpaid commitment fee shall be paid on the date of such termination. The "Applicable Commitment Fee Rate" shall be determined quarterly based upon the ratio of Consolidated Total Funded Debt (calculated as of the last day of each Fiscal Quarter) to EBITDA (calculated for the Fiscal Quarter then ended and the immediately preceding three Fiscal Quarters), as follows:

              Ratio of Consolidated Total                     Applicable
                 Funded Debt to EBITDA                    Commitment Fee Rate
         ------------------------------------------       -------------------
         Greater than or equal to 2.00                           .375%

         Greater  than or equal  to 1.50,  but less              .375%
         than 2.00%

         Greater  than or  equal  to 1.00  but less              .375%
         than 1.50

         Greater  than or  equal  to 0.75  but less              .250%
         than 1.00

         Less than 0.75                                          .250%

The Applicable Commitment Fee Rate shall be determined effective as of the date (herein, the "Commitment Fee Determination Date") which is 50 days after the last day of the Fiscal Quarter as of the end of which the foregoing ratio is being determined, based on the quarterly financial statements for such Fiscal Quarter, and the Applicable Commitment Fee Rate so determined shall remain effective from such Commitment Fee Determination Date until the date which is 50 days after the last day of the Fiscal Quarter in which such Commitment Fee Determination Date falls (which latter date shall be a new Commitment Fee Determination Date); provided that (i) for the period from and including the Closing Date to but excluding the Commitment Fee Determination Date occurring on November 19, 1998, the Applicable Commitment Fee Rate shall be .375% (ii) in the case of any Applicable Commitment Fee Rate determined for the fourth and final Fiscal Quarter of a Fiscal Year, the Commitment Fee Determination Date shall be the date which is 100 days after the last day of such final Fiscal Quarter and such Applicable Commitment Fee Rate shall be determined based upon the annual audited financial statements for the Fiscal Year ended on the last day of such final Fiscal Quarter, and (iii) if on any Commitment Fee Determination Date the Borrower shall have failed to deliver to the Banks the financial statements required to be delivered pursuant to Section 5.1(a) or Section 5.1(b) with respect to the Fiscal Year or Fiscal Quarter, as the case may be, most recently ended prior to such Commitment Fee Determination Date, then for the period beginning on such Commitment Fee Determination Date and ending on the earlier of
(A) the date on which the Borrower shall deliver to the Banks the financial statements to be delivered pursuant to Section 5.1(b) with respect to such Fiscal Quarter or any subsequent Fiscal Quarter, and (B) the date on which the Borrower shall deliver to the Banks annual financial statements required to be delivered pursuant to Section 5.1(a) with respect to the Fiscal Year which includes such Fiscal Quarter or any subsequent Fiscal Year, the Applicable Commitment Fee Rate shall be determined as if the ratio of Consolidated Total Funded Debt to EBITDA was more than 2.00 at all times during such period.

             (b) The Borrower shall pay to the Administrative Agent for the ratable account of each Bank, with respect to each Letter of Credit, a per annum letter of credit fee (the "Letter of Credit Fee") equal to the product of: (i) the aggregate average daily Undrawn Amounts, times (ii) a per annum percentage equal to the Applicable Margin for Letters of Credit (determined in accordance with Section 2.13 hereof). Such Letter of Credit Fees shall be payable in arrears for each Letter of Credit on each Quarterly Payment Date during the term of each respective Letter of Credit and on the termination thereof (whether at its stated expiry date or earlier). The "Applicable Margin" for Letters of Credit shall be as determined in Section 2.6(a).

             (c) The Borrower shall pay to the Administrative Agent for the account of the Letter of Credit Issuer a per annum facing fee (the "Facing Fee") with respect to each Letter of Credit equal to the product of: (i) the aggregate average daily Undrawn Amounts, times (ii) one-eighth (1/8th) of one percent per annum (0.125%) (determined in accordance with Section 2.13). Such Facing Fee shall be due and payable in arrears for each Letter of Credit on each Quarterly Payment Date during the term of each respective Letter of Credit and on the termination thereof (whether at its stated expiry date or earlier). The Borrower shall pay to the Letter of Credit Issuer, for its own account, transfer fees, drawing fees and such other fees and charges as may be provided for in any Letter of Credit Agreement. No Bank shall be entitled to any portion of the Facing Fees or any other fees payable by the Borrower to the Letter of Credit Issuer pursuant to this Section 2.7(c).

             (d) The Borrower shall pay to the Administrative Agent and Documentation Agent, for the account and sole benefit of the Administrative Agent and Documentation Agent, such fees and other amounts at such times as set forth in the Agent's Letter Agreement.

         SECTION 2.8 Optional Termination or Reduction of Commitments. The Borrower may, upon at least 3 Domestic Business Days' notice to the Administrative Agent, terminate at any time, or proportionately reduce from time to time by an aggregate amount of at least $5,000,000 or any larger multiple of $1,000,000, the Commitments; provided, however, no such termination or reduction shall be in an amount greater than the Total Unused Commitments on the date of such termination or reduction. If the Commitments are terminated in their entirety, all accrued fees (as provided under Section 2.7) shall be payable on the effective date of such termination.

         SECTION 2.9 Mandatory Reduction and Termination of Commitments.

             (a) The Commitments shall terminate on the Termination Date and any Loans and if demand has not been earlier made, Letter of Credit Advances then outstanding (together with accrued interest thereon) shall be due and payable on such date.

             (b) If at any time after the Closing Date, the Borrower or any of its Subsidiaries shall issue any Debt permitted under Section 5.24(vii), the amount of each Bank's Commitment shall be reduced ratably in an amount equal to 100% of the proceeds of such issuance, net of reasonable issuance expenses and reasonable transaction costs incurred in connection with such issuance; provided that: (i) reductions under this Section 2.9(b) shall be applied ratably among the several Banks, provided that no such reduction shall reduce the Swing Line Lender's obligations under Section 2.3 or the Letter of Credit Subcommitment; and (ii) if any such reduction pursuant to this Section 2.9(b) shall result in the aggregate Commitments of all of the Banks to be reduced to an amount less than $30,000,000, the Borrower shall be required to terminate the Commitments (including without limitation, the Swing Line Subcommitment and the Swing Line Lender's obligations under Section 2.3) in their entirety.

         SECTION 2.10 Optional Prepayments.

             (a) The Borrower may, upon at least 1 Domestic Business Day's notice to the Administrative Agent, prepay any Base Rate Borrowing in whole at any time, or from time to time in part in amounts aggregating at least $5,000,000, or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Base Rate Loans of the several Banks included in such Base Rate Borrowing.

             (b) The Borrower may, upon at least three Euro-Dollar Business Days' notice to the Administrative Agent, prepay any Euro-Dollar Borrowing in whole at any time, or from time to time in part in amounts aggregating at least $5,000,000, or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with: (i) accrued interest thereon to the date of prepayment; and (ii) any amounts due under Section 8.5. Each such optional prepayment shall be applied to prepay ratably the Euro-Dollar Loans of the several Banks included in such Euro-Dollar Borrowing.

             (c) The Borrower may, at any time and from time to time prepay all or any portion of the principal amount of any Swing Line Advance.

             (d) Upon receipt of a notice of prepayment pursuant to this Section, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment and such notice shall not thereafter be revocable by the Borrower.

         SECTION 2.11 Mandatory Prepayments. On each date on which the Commitments are reduced or terminated pursuant to Section 2.8 or Section 2.9, the Borrower shall repay or prepay such principal amount of the outstanding Loans, if any (together with interest accrued thereon and any amounts due under Section 8.5(a)), as may be necessary so that after such payment the sum of: (i) the aggregate unpaid principal amount of all Loans, (ii) the aggregate outstanding principal amount of all Letter of Credit Advances and (iii) the aggregate Undrawn Amounts, does not exceed the aggregate amount of the Commitments as then reduced. Each such payment or prepayment shall be applied to repay or prepay ratably the Loans of the several Banks; provided that such prepayment shall be applied, first, to Syndicated Loans outstanding on the date of such prepayment (in direct order of maturity) and then, to the extent necessary, to Swing Line Advances outstanding on the date of such prepayment (in direct order of maturity).

         SECTION 2.12 General Provisions as to Payments.

             (a) The Borrower shall make each payment of principal of, and interest on, the Loans, Letter of Credit Advances and of fees hereunder, not later than 11:00 A.M. (New Orleans, Louisiana time) on the date when due, in Federal or other funds immediately available in New Orleans, Louisiana, to the Administrative Agent at its address referred to in
Section 9.1. The Administrative Agent will promptly distribute to each Bank its ratable share of each such payment received by the Administrative Agent for the account of the Banks.

             (b) Whenever any payment of principal of, or interest on, the Base Rate Loans, Letter of Credit Advances or the Swing Line Advances or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

             (c) Subject to the provisions of paragraphs (d) and (e) below, all payments of principal, interest and fees and all other amounts to be made by the Borrower pursuant to this Agreement with respect to any Loan, Letter of Credit Advances or fee relating thereto shall be paid without deduction for, and free from, any tax, imposts, levies, duties, deductions, or withholdings of any nature now or at anytime hereafter imposed by any governmental authority or by any taxing authority thereof or therein excluding in the case of each Bank, taxes imposed on or measured by its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Bank's applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, imposts, levies, duties, deductions or withholdings of any nature being "Taxes"). In the event that the Borrower is required by applicable law to make any such withholding or deduction of Taxes with respect to any Loan, Letter of Credit Advances or fee or other amount, the Borrower shall pay such deduction or withholding to the applicable taxing authority, shall promptly furnish to any Bank in respect of which such deduction or withholding is made all receipts and other documents evidencing such payment and shall pay to such Bank additional amounts as may be necessary in order that the amount received by such Bank after the required withholding or other payment shall equal the amount such Bank would have received had no such withholding or other payment been made; provided, however, that no Participant Assignee or Transferee of any Bank shall be entitled to receive any greater payment under this Section 2.12 than such transferor Bank would have been entitled to receive with respect to the rights assigned unless such assignment shall have been made and assigned at a time when the circumstances giving rise to such greater payment did not exist. If no withholding or deduction of Taxes are payable in respect of any Loan, Letter of Credit Advances or fee relating thereto, the Borrower shall furnish any Bank, at such Bank's reasonable request, a certificate from each applicable taxing authority or an opinion of counsel acceptable to such Bank, in either case stating that such payments are exempt from or not subject to withholding or deduction of Taxes. If the Borrower fails to provide such original or certified copy of a receipt evidencing payment of Taxes or certificate(s) or opinion of counsel of exemption, the Borrower hereby agrees to compensate such Bank for, and indemnify them with respect to, the tax consequences of the Borrower's failure to provide evidence of tax payments or tax exemption.

         In the event any Bank receives a refund of any Taxes paid by the Borrower pursuant to this Section 2.12, it will pay to the Borrower the amount of such refund promptly upon receipt thereof; provided, however, if at any time thereafter it is required to return such refund, the Borrower shall promptly repay to it the amount of such refund.

             (d) At the time it becomes a party to this Agreement or an Assignee, each Bank (or Assignee) that is organized under the laws of a jurisdiction outside the United States shall be exempt from or otherwise not subject to United States Federal withholding tax and shall deliver to the Administrative Agent and the Borrower the forms prescribed by the Internal Revenue Service of the United States certifying as to such Bank's (or Assignee's) status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to such Bank (or Assignee) under the Credit Agreement and the Notes.

             (e) Notwithstanding anything to the contrary contained in this
Section 2.12, the Borrower shall not be required to pay any additional amounts to any Bank (or Assignee) in respect of United

States Federal withholding tax pursuant to paragraph (c) above if the obligation to pay such additional amounts would not have arisen but for a failure by such Bank (or Assignee) to comply with the provisions of paragraph (d) above.

             (f) Any Bank (or Assignee) claiming any additional amounts payable pursuant to this Section 2.12 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested by the Borrower or to change the jurisdiction of its applicable lending office if the making of such filing or change would avoid the need for or reduce the amount of any such additional amounts which may thereafter accrue and would not, in the sole determination of such Bank (or Assignee), be otherwise disadvantageous to such Bank (or Assignee).

             (g) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.12 shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions (i) shall be subject to the terms and conditions of Section 9.7(e), and (ii) constitute a continuing agreement and shall survive the termination of this Agreement and the payment in full or cancellation of the Notes.

         SECTION 2.13 Computation of Interest and Fees. Interest on Loans and Letter of Credit Advances based on the Base Rate shall be computed on the basis of a year of 365/366 days and paid for the actual number of days elapsed (including the first day but excluding the last day). Interest on Letter of Credit Advances based on the Default Rate shall be computed on the basis of a year of 365/366 days and paid for the actual number of days elapsed (including the first day but excluding the last day). Interest on Euro-Dollar Loans and interest on Swing Line Advances shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed, calculated as to each Interest Period from and including the first day thereof to but excluding the last day thereof. Commitment fees and any other fees payable hereunder shall be computed on the basis of a year of 365/366 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

         SECTION 2.14 Letters of Credit.

             (a) The Letter of Credit Issuer may, from time to time upon request of the Borrower, in its sole discretion issue Letters of Credit for the account of the Borrower, subject to satisfaction of the conditions referenced in Section 3.3.

             (b) Each Letter of Credit shall be subject to the provisions of this Agreement and to the provisions set forth in the Letter of Credit Agreement executed by the Borrower in connection with the issuance of such Letter of Credit. The Borrower agrees to promptly perform and comply with the terms and conditions of each Letter of Credit Agreement.

             (c) The payment by the Letter of Credit Issuer of a draft drawn under any Letter of Credit shall constitute for all purposes of this Agreement a Letter of Credit Advance in the amount of such draft. Upon written demand by the Letter of Credit Issuer, with a copy to the Administrative Agent, each Bank shall purchase from the Letter of Credit Issuer, and the Letter of Credit Issuer shall sell to each Bank, a participation interest in such Letter of Credit Advance equal to such Bank's Pro Rata Share of such Letter of Credit Advance as of the date of such purchase, by making available to the Administrative Agent for the account of the Letter of Credit Issuer in Federal or other funds immediately available an amount equal to such Bank's Pro Rata Share of the outstanding principal amount of such Letter of Credit Advance. Promptly after receipt thereof, the Administrative Agent shall transfer such funds to the Letter of Credit Issuer. The Borrower hereby agrees to each such sale and purchase of participation interests in Letter of Credit Advances outstanding from time to time. Each Bank agrees to purchase its participation interest in an outstanding Letter of Credit Advance on (i) the Domestic Business Day on which demand therefor is made by the Letter of Credit Issuer, provided notice of such demand is given not later than 1:00 P.M. (New Orleans, Louisiana time) on such Domestic Business Day or (ii) the first Domestic Business Day next succeeding the date of such demand if notice of such demand is given after 1:00 P.M. (New Orleans, Louisiana time) on any Domestic Business Day. The Letter of Credit Issuer makes no representation or warranty and assumes no responsibility with respect to any sale and purchase of a participation interest in any Letter of Credit Advance. If and to the extent that any Bank shall not have so made the amount available to the Administrative Agent in connection with its purchase of a participation interest in any Letter of

Credit Advance, such Bank agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by the Letter of Credit Issuer until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for the account of the Letter of Credit Issuer.

             (d) The obligation of each Bank to purchase a participation interest in any Letter of Credit Advance pursuant to Section 2.14(c) shall be unconditional and shall not be affected by the existence of any Default, the failure to satisfy any condition set forth in Section 3.1, 3.2 or 3.3 or the termination of the Commitments (whether by the Borrower pursuant to Section 2.8 or by the Administrative Agent pursuant to Section 6.1 or otherwise).

             (e) The Letter of Credit Issuer shall furnish (A) to the Administrative Agent and each Bank on the first Domestic Business Day of each month a written report summarizing the issuance and expiration dates of Letters of Credit issued during the preceding month and (B) to the Administrative Agent and each Bank on each Quarterly Payment Date a written report setting forth the aggregate Undrawn Amounts on such date.

             (f) The failure of any Bank to purchase a participation interest in any Letter of Credit Advance shall not relieve any other Bank of its obligation hereunder to purchase its participation interest in any Letter of Credit Advance on such date, but no Bank shall be responsible for the failure of any other Bank to so purchase a participation interest on such date.

             (g) The Borrower shall pay to the Administrative Agent for the account of each Bank that has purchased a participation interest in a Letter of Credit Advance on the earlier of demand and the Termination Date the outstanding principal amount of such Letter of Credit Advance. The Administrative Agent will promptly distribute to each Bank its ratable share of any payment of principal of or interest on any Letter of Credit Advance received by the Administrative Agent; provided, however, that in the event that such payment received by the Administrative Agent is required to be returned, such Bank will return to the Administrative Agent any portion thereof previously distributed by the Administrative Agent to it.

             (h) The Letter of Credit Issuer will notify the Borrower and the Administrative Agent promptly of the presentment for payment of any Letter of Credit (on the date of presentment, if possible, and otherwise on the next Domestic Business Day, it being agreed that such notice may be made by phone), together with notice of the date such payment shall be made, and the Administrative Agent promptly will notify the Banks of such matters.

         SECTION 2.15 Substitute Letter of Credit Issuer. The Borrower, with the consent of the Administrative Agent (which consent shall not be unreasonably withheld) may in the exercise of its business judgment, remove the Letter of Credit Issuer and appoint a successor Letter of Credit Issuer; provided that:
(1) any successor Letter of Credit Issuer shall be a Bank under this Agreement; and (2) prior to the removal of such Letter of Credit Issuer, the Borrower, the then current Letter of Credit Issuer, the successor Letter of Credit Issuer and all of the other Banks shall make arrangements (including, without limitation, amendments and modifications to this Agreement) satisfactory to the then current Letter of Credit Issuer, the successor Letter of Credit Issuer, the Borrower and all of the other Banks with respect to the issuance of any Letters of Credits issued prior to such removal.


                                   ARTICLE III
                            CONDITIONS TO BORROWINGS

         SECTION 3.1 Conditions to First Borrowing. The obligation of each Bank to make a Loan on the occasion of the first Borrowing is subject to the satisfaction of the conditions set forth in Section 3.2 and the following additional conditions:

             (a) receipt by the Administrative Agent from each of the parties hereto of either (i) a duly executed counterpart of this Agreement signed by such party or (ii) a facsimile transmission stating that such party has duly executed a counterpart of this Agreement and sent such counterpart to the Administrative Agent;

             (b) receipt by the Administrative Agent of a duly executed Syndicated Note for the account of each Bank and a duly executed Swing Line Note for the account of the Swing Line Lender, complying with the provisions of
Section 2.4;

             (c) receipt by the Administrative Agent of an opinion of Jones, Walker, Waechter, Poitevent, Carrere & Denegre, LLP, counsel for the Borrower and Guarantors, dated as of the Closing Date, substantially in the form of Exhibit C hereto and covering such additional matters relating to the transactions contemplated hereby as the Administrative Agent or any Bank may reasonably request;

             (d) receipt by the Administrative Agent of an opinion of Womble Carlyle Sandridge & Rice, PLLC, special counsel for the Administrative Agent and Documentation Agent, dated as of the Closing Date, substantially in the form of Exhibit D hereto and covering such additional matters relating to the transactions contemplated hereby as the Administrative Agent may reasonably request;

             (e) receipt by the Administrative Agent of a certificate (the "Closing Certificate"), dated the date of the first Borrowing, substantially in the form of Exhibit G hereto, signed by a Principal Officer of the Borrower and each Guarantor, to the effect that (i) no Default has occurred and is continuing on the date of the first Borrowing; (ii) the representations and warranties of the Borrower contained in Article IV are true on and as of the date of the first Borrowing hereunder; and (iii) the representations and warranties of the Guarantors contained in the Guaranty are true on and as of the Closing Date;

             (f) receipt by the Administrative Agent of all documents which the Administrative Agent or any Bank may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent, including without limitation a certificate of incumbency of the Borrower (the "Officer's Certificate"), signed by the Secretary or an Assistant Secretary of the Borrower, substantially in the form of Exhibit H hereto, certifying as to the names, true signatures and incumbency of the officer or officers of the Borrower authorized to execute and deliver the Loan Documents, and certified copies of the following items: (i) the Borrower's Certificate of Incorporation, (ii) the Borrower's Bylaws, (iii) a certificate of the Secretary of State of the State of Louisiana as to the good standing of the Borrower as a Louisiana corporation, and (iv) the action taken by the Board of Directors of the Borrower authorizing the Borrower's execution, delivery and performance of this Agreement, the Notes and the other Loan Documents to which the Borrower is a party;

             (g) (i) receipt by the Administrative Agent of a Notice of Borrowing (in the case of a Syndicated Borrowing); and (ii) in the case of a Swing Line Advance, compliance with Section 2.3; and

             (h) receipt by the Administrative Agent of all documents which the Administrative Agent or any Bank may reasonably request relating to the existence of the Guarantors, the corporate authority for and the validity of the Guaranty and the other Loan Documents, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent, including without limitation a certificate of incumbency of each Guarantor (the "Guarantor Officer's Certificate"), signed by the Secretary or an Assistant Secretary of each Guarantor, substantially in the form of Exhibit F hereto, certifying as to the names, true signatures and incumbency of the officer or officers of the respective Guarantors authorized to execute and deliver the Loan Documents, and certified copies of the following items: (i) the Guarantor's Articles of Incorporation, (ii) the Guarantor's Bylaws, (iii) a certificate of the Secretary of State of the State of the Guarantor's incorporation as to the existence of the Guarantor as a corporation, and (iv) the action taken by the Board of Directors of the Guarantor authorizing the Guarantor's execution, delivery and performance of the Guaranty and the other Loan Documents to which such Guarantor is a party;

             (i) receipt by the Administrative Agent of the Guaranty, duly executed by each Guarantor;

             (j) on or before the Closing Date, the Borrower shall have acquired Morrison Restaurants, Inc. upon terms and conditions substantially similar to the terms and conditions as set forth in the Borrower's Offer to Purchase For Cash All Outstanding Common Stock of Morrison Restaurants, Inc., a copy of which has been delivered by the Borrower to the Administrative Agent and the Banks;

             (k) receipt by the Administrative Agent and the Banks of the calculations, financial information and other supporting data, in form satisfactory to the Administrative Agent and Banks, in their sole discretion, identifying the Significant Subsidiaries; and

             (l) such other documents or items as the Administrative Agent, the Banks or their counsel may reasonably request.

         SECTION 3.2 Conditions to All Borrowings. The obligation of each Bank to make a Loan on the occasion of each Borrowing is subject to the satisfaction of the following conditions:

             (a) either (i) receipt by the Administrative Agent of Notice of Borrowing as required by Section 2.2 (if such Borrowing is a Syndicated Borrowing), or (ii) compliance with the provisions of Section 2.3 (if such Borrowing is a Swing Line Borrowing);

             (b) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing;

             (c) the fact that the representations and warranties of the Borrower contained in Article IV of this Agreement shall be true on and as of the date of such Borrowing; and

             (d) the fact that the representations and warranties of the Guarantors contained in the Guaranty shall be true on and as of the date of such Borrowing;

             (e) the fact that, immediately after such Borrowing (i) the sum of
(A) the aggregate outstanding principal amount of the Syndicated Loans of each Bank, together with such Bank's Pro Rata Share of the aggregate outstanding Swing Line Advances, (B) each Bank's Pro Rata Share of the aggregate outstanding principal amount of the Letter of Credit Advances and (C) each Bank's Pro Rata Share of the aggregate Undrawn Amounts, will not exceed the amount of such Bank's Commitment and (ii) the sum of (A) the aggregate outstanding principal amount of the Loans, (B) the aggregate outstanding principal amount of all Letter of Credit Advances and (C) the aggregate Undrawn Amounts, will not exceed the aggregate amount of the Commitments of all of the Banks as of such date.

Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the truth and accuracy of the facts specified in clauses (b), (c), (d) and (e) of this Section.

         SECTION 3.3 Conditions to Issuance of Letters of Credit. The issuance by the Letter of Credit Issuer of each Letter of Credit shall be subject to satisfaction of the conditions set forth in the related Letter of Credit Agreement and satisfaction of the following conditions:

             (a) the fact that, immediately before and after the issuance of such Letter of Credit, no Default shall have occurred and be continuing;

             (b) the fact that the representations and warranties of (i) the Borrower contained in Article IV of this Agreement shall be true on and as of the date of issuance of such Letter of Credit; and (ii) the Guarantors contained in the Guaranty shall be true on and as of the date of issuance of such Letter of Credit;

             (c) the fact that, immediately after the issuance of such Letter of
Credit: (i) the sum of (A) the aggregate outstanding principal amount of the Syndicated Loans of each Bank, together with such Bank's Pro Rata Share of the aggregate outstanding Swing Line Advances, (B) each Bank's Pro Rata Share of the aggregate outstanding principal amount of the Letter of Credit Advances and (C) each Bank's Pro Rata Share of the aggregate Undrawn Amounts, will not exceed the amount of such Bank's Commitment; and (ii) the sum of (A) the aggregate outstanding principal amount of the Loans, (B) the aggregate outstanding principal amount of all Letter of Credit Advances and (C) the aggregate Undrawn Amounts, will not exceed the aggregate amount of the Commitments of all of the Banks as of such date; and (iii) the aggregate outstanding principal amount of all Letter of Credit Advances and the aggregate Undrawn Amounts, will not exceed the Letter of Credit Subcommitment as of such date; and

             (d) no Letter of Credit shall have an expiry date or termination date on or after the Termination Date.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

     The Borrower represents and warrants that:

         SECTION 4.1 Corporate Existence and Power. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to transact business in every jurisdiction wherein the failure to so qualify could have or cause a Material Adverse Effect, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

         SECTION 4.2 Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Borrower of this Agreement, the Notes and the other Loan Documents (i) are within the Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries, and (v) do not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

         SECTION 4.3 Binding Effect. This Agreement constitutes a valid and binding agreement of the Borrower enforceable in accordance with its terms, and the Notes and the other Loan Documents, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Borrower enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

         SECTION 4.4 Financial Information.

             (a) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of June 30, 1997 and the related consolidated statements of income, shareholders' equity and cash flows for the Fiscal Year then ended, reported on by Ernst & Young, copies of which have been delivered to each of the Banks, and the unaudited consolidated financial statements of the Borrower for the interim period ended March 31, 1998, copies of which have been delivered to each of the Banks, fairly present, in conformity with GAAP, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such dates and their consolidated results of operations and cash flows for such periods stated.

             (b) Since June 30, 1997 there has been no event, act, condition or occurrence having a Material Adverse Effect.

         SECTION 4.5 Litigation. There is no action, suit or proceeding pending, or to the knowledge of the Borrower threatened, against or affecting the Borrower or any of its Significant Subsidiaries before any court or arbitrator or any governmental body, agency or official which could reasonably be expected to have a Material Adverse Effect or which in any manner draws into question the validity or enforceability of, or could impair the ability of the Borrower to perform its obligations under, this Agreement, the Notes or any of the other Loan Documents.

         SECTION 4.6 Compliance with ERISA.

             (a) The Borrower and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA.

             (b) Neither the Borrower nor any member of the Controlled Group has incurred any withdrawal liability with respect to any Multiemployer Plan under Title IV of ERISA in excess of $1,000,000, and no such liability in excess of $1,000,000 is expected to be incurred.

         SECTION 4.7 Taxes. There have been filed on behalf of the Borrower and its Subsidiaries all Federal, state and local income, excise, property and other tax returns which are required to be filed by them and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the Borrower or any Subsidiary have been paid; except liabilities being contested in good faith by appropriate proceedings diligently pursued and against which, if requested by the Administrative Agent, the Borrower shall have set up reserves in accordance with GAAP. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate. United States income tax returns of the Borrower and its Subsidiaries (excluding Morrison Restaurants Inc.) have been examined and closed through the Fiscal Year ended June 30, 1996. United States income tax returns of Morrison Restaurants Inc. have been examined and closed through the Fiscal Year ended June 4, 1994.

         SECTION 4.8 Subsidiaries. Each of the Borrower's Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, is duly qualified to transact business in every jurisdiction wherein the failure to so qualify could have or cause a Material Adverse Effect, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. The Borrower has no Subsidiaries except those Subsidiaries listed on Schedule 4.8, which accurately sets forth each such Subsidiary's complete name and jurisdiction of incorporation.

         SECTION 4.9 Not an Investment Company. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         SECTION 4.10 Public Utility Holding Company Act. Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

         SECTION 4.11 Ownership of Property; Liens. Each of the Borrower and its Significant Subsidiaries has title to its properties sufficient for the conduct of its business, and none of such property is subject to any Lien except as permitted in Section 5.10.

         SECTION 4.12 No Default. Neither the Borrower nor any of its Consolidated Subsidiaries is in default under or with respect to any agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound which could reasonably be expected to have or cause a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

         SECTION 4.13 Full Disclosure. All information heretofore furnished by the Borrower to the Administrative Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower to the Administrative Agent or any Bank will be, true, accurate and complete in every material respect or based on reasonable estimates on the date as of which such information is stated or certified. The Borrower has disclosed to the Banks in writing any and all facts which could reasonably be expected to have or cause a Material Adverse Effect.

         SECTION 4.14 Environmental Matters.

             (a) Neither the Borrower nor any Subsidiary is subject to any Environmental Liability which could reasonably be expected to have or cause a Material Adverse Effect and neither the Borrower nor any Subsidiary has been designated as a potentially responsible party under CERCLA or under any state statute similar to CERCLA. Except as set forth on Schedule 4.14, none of the Properties has been identified on any current or proposed (i) National Priorities List under 40 C.F.R. Section 300, (ii) CERCLIS list or (iii) any list arising from a state statute similar to CERCLA.

             (b) No Hazardous Materials have been or are being used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed or otherwise handled at, or shipped or transported to or from the Properties or are otherwise present at, on, in or under the Properties, except for Hazardous Materials used, stored or disposed of in the ordinary course of business in compliance with all applicable Environmental Requirements, except where any failure to comply with any such Environmental Requirement would not, alone or in the aggregate, reasonably be expected to have a Material Adverse Effect.

             (c) The Borrower, and each of its Subsidiaries, has procured all Environmental Authorizations necessary for the conduct of its business, and is in compliance with all Environmental Requirements in connection with the operation of the Properties and the Borrower's, and each of its Subsidiary's, respective businesses, except where any failure to procure any such Environmental Authorization or to comply with any such Environmental Requirement would not, alone or in the aggregate, reasonably be expected to have a Material Adverse Effect

         SECTION 4.15 Compliance with Laws. The Borrower and each Subsidiary is in compliance with all applicable laws, including, without limitation, all Environmental Requirements, except where any failure to comply with any such laws would not, alone or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         SECTION 4.16 Capital Stock. All capital stock, debentures, bonds, notes and all other securities of the Borrower and its Subsidiaries presently issued and outstanding are validly and properly issued in accordance with all applicable laws, including, but not limited to, the "Blue Sky" laws of all applicable states and the federal securities laws, except where any failure to comply with any such law would not, alone or in the aggregate, reasonably be expected to have a Material Adverse Effect. The issued shares of capital stock of the Borrower's Wholly Owned Subsidiaries are owned by the Borrower free and clear of any Lien or adverse claim. At least a majority of the issued shares of capital stock of each of the Borrower's other Subsidiaries (other than Wholly Owned Subsidiaries) is owned by the Borrower free and clear of any Lien or adverse claim.

         SECTION 4.17 Margin Stock. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of purchasing or carrying any Margin Stock, and no part of the proceeds of any Loan will be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation X.

         SECTION 4.18 Insolvency. After giving effect to the execution and delivery of the Loan Documents and the making of the Loans under this Agreement, the Borrower will not be "insolvent," within the meaning of such term as used in O.C.G.A. Section 18-2-22 or as defined in Section 101 of Title 11 of the United States Code or Section 2 of the Uniform Fraudulent Transfer Act, or any other applicable state law pertaining to fraudulent transfers, as each may be amended from time to time, or be unable to pay its debts generally as such debts become due, or have an unreasonably small capital to engage in any business or transaction, whether current or contemplated.

         SECTION 4.19 Computer Systems. The Borrower has developed a comprehensive plan (the "Y2K Plan") for insuring that the Borrower's and its Subsidiaries' software and hardware systems which materially impact or affect the business operations of the Borrower and its Subsidiaries will be Year 2000 Compliant and Ready.

                                    ARTICLE V
                                    COVENANTS

     The Borrower agrees that, so long as any Bank has any Commitment hereunder or any amount payable under any Note remains unpaid:

         SECTION 5.1 Information. The Borrower will deliver to each of the
Banks:

             (a) as soon as available and in any event within 90 days after the end of each Fiscal Year, an audited, consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Year and the related audited, consolidated statements of income, shareholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous fiscal year, all certified by Ernst & Young or other independent public accountants of nationally recognized standing, with such certification to be free of exceptions and qualifications not reasonably acceptable to the Required Banks;

             (b) as soon as available and in any event within 45 days after the end of each of the first 3 Fiscal Quarters of each Fiscal Year, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Quarter and the related statement of income and statement of cash flows for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year, all certified (subject to normal year-end adjustments) as to fairness of presentation, GAAP and consistency by a Principal Officer of the Borrower;

             (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate, substantially in the form of Exhibit I (a "Compliance Certificate"), of a Principal Officer of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections 5.3 through 5.8, inclusive, 5.13, 5.15, 5.20, 5.23 and 5.24 on the date of such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

             (d) simultaneously with the delivery of each set of annual and quarterly financial statements referred to in paragraphs (a) and (b) above, a statement of a Principal Officer to the effect that nothing has come to their attention to cause them to believe that the Borrower's and its Subsidiaries hardware and software systems will not be Year 2000 Compliant and Ready in accordance with the Y2K Plan;

             (e) within 5 Domestic Business Days after the Borrower becomes aware of the occurrence of any Default, a certificate of a Principal Officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

             (f) within 5 Domestic Business Days after the Borrower becomes aware of any deviations from the Y2K Plan which would cause compliance with the Y2K Plan to be delayed or not achieved, a statement of a Principal Officer setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

             (g) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

             (h) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Borrower shall have filed with the Securities and Exchange Commission;

             (i) promptly upon the receipt thereof, a copy of any third party assessments of the Borrower's Y2K Plan together with any recommendations made by such third party with respect to Year 2000 compliance;

             (j) if and when the Borrower or any member of the Controlled Group
(i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which would constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice; or (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice;

             (k) promptly after the Borrower knows of the existence or commencement thereof, notice of any litigation, Environmental Liability, Environmental Notice, Environmental Judgment and Order, dispute or proceeding (including without limitation, an Environmental Proceeding) involving a claim against the Borrower and/or any Subsidiary which, if adversely determined, could reasonably be expected to: (i) have a Material Adverse Effect or (ii) result in an Event of Default;

             (l) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Administrative Agent, at the request of any Bank, may reasonably request.

         SECTION 5.2 Inspection of Property, Books and Records. The Borrower will (i) keep, and will cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities; and (ii) permit, and will cause each Subsidiary to permit, representatives of any Bank at such Bank's expense prior to the occurrence of an Event of Default and at the Borrower's expense after the occurrence of an Event of Default to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants. The Borrower agrees to cooperate and assist in such visits and inspections, in each case at such reasonable times and as often as may reasonably be desired.

         SECTION 5.3 Ratio of Consolidated Total Funded Debt to EBITDA. At the end of each Fiscal Quarter the ratio of Consolidated Total Funded Debt, calculated on the last day of the Fiscal Quarter then ended, to EBITDA, calculated for the Fiscal Quarter then ended and the immediately preceding three Fiscal Quarters shall at all times be less than: (i) at the end of each Fiscal Quarter ending between the Closing Date and March 31, 2000, inclusive, 2.50 to 1.00; (ii) at the end of each Fiscal Quarter ending after March 31, 2000 and on or before March 31, 2001, 2.25 to 1.00; and (iii) at the end of each Fiscal Quarter ending after March 31, 2001, 2.00 to 1.00.

         SECTION 5.4 Fixed Charge Coverage Ratio. The Borrower shall not suffer or permit the Fixed Charge Coverage Ratio to be less than: (i) 1.25 to 1.00 at any time between the Closing Date and March 31, 2000, inclusive, and (ii) 1.50 to 1.00 at any time, after March 31, 2000.

         SECTION 5.5 Ratio of Consolidated Total Funded Debt to Consolidated Total Capital. The ratio of Consolidated Total Funded Debt to Consolidated Total Capital will not at any time exceed: (i) between the Closing Date and March 31, 2000, inclusive, .60; and (ii) at all times after March 31, 2000, .50 to 1.00.

         SECTION 5.6 Restricted Payments. The Borrower will not make any Restricted Payment during any Fiscal Quarter in an aggregate amount exceeding $2,000,000; provided that after giving effect to any Restricted Payment permitted by this Section, no Default shall have occurred and be continuing. The Borrower will not permit any Subsidiary that is not a Wholly Owned Subsidiary to declare or make any Restricted Payment.

         SECTION 5.7 Capital Expenditures.

         Capital Expenditures will not exceed in the aggregate in any Fiscal Year the sum of: (1) $20,000,000; plus (2) any Available Restricted Payment, which sum, if not expended during any Fiscal Year, may be accumulated and expended in subsequent Fiscal Years; provided that: (1) after giving effect to the incurrence of any Capital Expenditures permitted by this Section, no Default shall have occurred and be continuing; and (2) no acquisition permitted under
Section 5.20 shall be included as a Capital Expenditure for purposes of this
Section 5.7. As used herein, "Available Restricted Payment" means at any time, an amount, if any, equal to: (1) the aggregate amount of Restricted Payments actually made during the immediately preceding Fiscal Year, subtracted from (2) $8,000,000.

         SECTION 5.8 Loans or Advances. Neither the Borrower nor any of its Subsidiaries shall make loans or advances to any Person except:

             (a) loans or advances to employees not exceeding $500,000 in the aggregate outstanding made in the ordinary course of business and consistent with practices existing on June 30, 1997,

             (b) deposits required by government agencies or public utilities,

             (c) loans or advances to and Investments in Wholly Owned Subsidiaries, other than Significant Subsidiaries, not exceeding $1,000,000 in the aggregate outstanding;

             (d) with respect to each Significant Subsidiary, for so long as such Significant Subsidiary shall remain a Wholly Owned Subsidiary, Investments in such Significant Subsidiary and loans or advances to such Significant Subsidiary for cash management purposes consistent with the Borrower's historic practices with respect to its Significant Subsidiaries so long as such Significant Subsidiary shall have guaranteed the payment and performance of the Guaranteed Obligations (as defined in the Guaranty) pursuant to the Guaranty, which guaranty shall remain in full force and effect until such time as the Guaranteed Obligations (as defined in the Guaranty) shall have been finally and indefeasibly paid in full and this Agreement shall have been terminated in writing; provided that no such loans, advances or deposits otherwise permitted by this Section shall be made if a Default shall have occurred and be continuing or would occur after giving effect thereto. (a)

         SECTION 5.9 Investments. Neither the Borrower nor any of its Subsidiaries shall make Investments in any Person except as permitted by Section
5.8 and except Investments in (i) direct obligations of the United States Government maturing within one year, (ii) certificates of deposit issued by, or deposit or money market accounts maintained with, a commercial bank or other financial institution whose credit is satisfactory to the Administrative Agent,
(iii) commercial paper rated A-1 or the equivalent thereof by Standard & Poor's Corporation or P-1 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within 6 months after the date of acquisition; (iv) prime commercial paper and repurchase agreements of United States commercial banks, whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's Corporation and Aa or the equivalent thereof by Moody's Investors Service, Inc., due within one year from the date of purchase and payable in the United States in the United States dollars, (v) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's Corporation and Aa or the equivalent thereof by Moody's Investors Service, Inc., and/or (vi) common stock of Morrison Restaurants Inc. (or any other Subsidiary which is not a Wholly Owned Subsidiary) purchased by the Borrower or a Subsidiary of the Borrower from a Person (other than the Borrower or a Subsidiary of the Borrower) which purchase is intended to result in Morrison Restaurants Inc. (or such other Subsidiary which is not a Wholly Owned Subsidiary) becoming a Wholly Owned Subsidiary of the Borrower.

         SECTION 5.10 Negative Pledge. Neither the Borrower nor any Consolidated Subsidiary will create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien upon or with respect to any of its properties, rights or other assets of any character (including, without limitation, accounts), whether now owned or hereafter acquired, or sign or file, or permit any of its Subsidiaries to sign or file, under the Uniform Commercial Code of any jurisdiction, a financing statement which names the Borrower or any of its Subsidiaries as debtor, or sign, or permit any

Subsidiary to sign, any security agreement, mortgage, deed of trust or other security instrument authorizing any secured party thereunder to file such financing statement or assign, or permit any of its Subsidiaries to assign, any accounts, or assign or otherwise transfer, or permit any of its Subsidiaries to assign or otherwise transfer, any right to receive income, other than:

             (a) Liens for taxes, assessments or governmental charges, levies or Liens in favor of the United States of America or any subdivision thereof given to secure partial payments pursuant to contracts, and Liens securing claims or demands of mechanics and materialmen; provided the Borrower or any of its Subsidiaries shall not be required to pay any such tax, assessment, charge, levy, account payable or claim if (i) not paid in good faith or the validity, applicability or amount thereof is being contested in good faith by such appropriate actions or proceedings which are necessary to prevent the forfeiture or sale of any material property of the Borrower or any of its Subsidiaries or any material interference with the use thereof by the Borrower or any of its Subsidiaries, and (ii) the Borrower or any of its Subsidiaries shall record on its books, such reserves, if any, as are deemed by it to be required with respect thereto;

             (b) Liens of or resulting from any judgment or award or otherwise arising in connection with court proceedings, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the Borrower or any of its Subsidiaries shall at any time in good faith be prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured or the execution of which is otherwise stayed;

             (c) Liens incidental to the conduct of business or the ownership of properties and assets (including easements and similar encumbrances, Liens in favor of contractors, materialmen, warehousemen or similar Persons, and attorneys' liens and statutory or contractual landlords' liens under operating leases) and deposits, pledges or liens to secure obligations under workers' compensation laws, unemployment insurance or other forms of governmental insurance or benefits, or judgments thereunder which are not currently dischargeable, or to secure the performance of bids, tenders, leases or contracts, or to secure statutory obligations, surety or appeal bonds or other Liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money, provided such Liens do not have a Material Adverse Effect on the Borrower and its Subsidiaries taken as a whole;

             (d) restrictions on the use of real or immovable property and minor irregularities in the title thereto, minor survey exceptions or minor encumbrances, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real or immovable properties, which are necessary for the conduct of the activities of the Borrower and any of its Subsidiaries or which customarily exist on properties of corporations engaged in similar activities and similarly situated and which do not in any event materially impair the business of the Borrower or any of its Subsidiaries taken as a whole;

             (e) Liens securing Debt of any Subsidiary to the Borrower or to another Subsidiary;

             (f) Liens securing Debt arising from the Borrower's reimbursement obligations in respect of amounts paid under the Existing Letters of Credit, which Liens shall be released on or before August 15, 1998;

             (g) Liens on Margin Stock; and

             (h) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, provided that (1) such Debt is permitted under Section 5.24(v); (2) such Lien attaches to such asset concurrently with the acquisition thereof; and (3) each such Lien shall be confined only to the asset financed by the Debt referred to in this subsection (h).

         SECTION 5.11 Maintenance of Existence. The Borrower shall, and shall cause each Subsidiary to, maintain its corporate existence and carry on its business in substantially the same manner and in substantially the same fields as such business is now carried on and maintained, except through corporate reorganization to the extent permitted by Section 5.13.

         SECTION 5.12 Dissolution. Neither the Borrower nor any of its Subsidiaries shall suffer or permit dissolution or liquidation either in whole or in part or redeem or retire any shares of its own stock or that of any Subsidiary, except through (1) corporate reorganization to the extent permitted by Section 5.13; or (2) Restricted Payments to the extent permitted by Section 5.6.

         SECTION 5.13 Consolidations, Mergers and Sales of Assets.

             (a) The Borrower will not, nor will it permit any Subsidiary to, consolidate or merge with or into, or sell, assign, lease, transfer, convey or otherwise dispose of all or any substantial part of its properties, rights or other assets to, any other Person, or discontinue or eliminate any business line or segment, provided that, so long as no Default shall have occurred and is continuing or would occur after giving pro forma effect thereto,

                 (i) the Borrower or a Significant Subsidiary may merge with another Person if (1) such Person was organized under the laws of the United States of America, one of its states or the District of Columbia, and (2) the Borrower or such Significant Subsidiary, as the case may be, is the corporation surviving such merger, and

                 (ii) Subsidiaries of the Borrower (excluding Significant Subsidiaries) may merge with one another, provided that in the case of any such merger involving a Wholly Owned Subsidiary, the corporation surviving such merger is and remains a Wholly Owned Subsidiary.

             (b) The Borrower shall not, nor shall it permit any of its Subsidiaries to, sell, assign, lease, transfer, convey or otherwise dispose of, all or any substantial part of its properties, rights or other assets to, any other Person or discontinue or eliminate any business line or segment (whether now owned or hereafter acquired), other than: (i) dispositions of inventory in the ordinary course of business; and (ii) the foregoing limitation on the sale, assignment, lease, transfer, conveyance or other disposition of assets and on the discontinuation or elimination of a business line or segment shall not prohibit, during any Fiscal Quarter, a transfer of assets or the discontinuance or elimination of a business line or segment (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred or utilized in a business line or segment to be so discontinued, when combined with all other assets transferred, and all other assets utilized in all other business lines or segments discontinued during such Fiscal Quarter (the "Current Fiscal Quarter") and the immediately preceding three Fiscal Quarters (excluding from such computation the acquisition by Piccadilly Acquisition Corp. of the common stock of Morrison Restaurants Inc.), contributed more than 10% of EBITDA, for the four Fiscal Quarters immediately preceding the Current Fiscal Quarter.

         SECTION 5.14 Use of Proceeds. The proceeds of the Loans shall be used solely for: (i) the repayment of outstanding current Debt of the Borrower; (ii) for general working capital and general corporate purposes; (iii) capital expenditures, and (iv) the acquisition of Morrison Restaurants, Inc. No portion of the proceeds of the Loans will be used by the Borrower or any Subsidiary (i) in connection with, either directly or indirectly, any tender offer for, or other acquisition of, stock of any other corporation with a view towards obtaining control of such other corporation, unless such offer or acquisition is made on a negotiated basis with the approval of the Board of Directors of the Person to be acquired and, if necessary, the shareholders of the Person to be acquired, (ii) directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock in violation of any applicable law or regulation, or (iii) for any other purpose in violation of any applicable law or regulation.

         SECTION 5.15 Compliance with Laws; Payment of Taxes.

             (a) The Borrower will, and will cause each of its Subsidiaries and each member of the Controlled Group to, comply with applicable laws (including but not limited to ERISA), regulations and similar requirements of governmental authorities (including but not limited to PBGC), except where the necessity of such compliance is being contested in good faith through appropriate proceedings diligently pursued. The Borrower will, and will cause each of its Subsidiaries to, pay promptly when due all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, might become a lien against the property of the Borrower or any Subsidiary, except liabilities being contested in good faith by appropriate proceedings diligently pursued and against which, if requested by the Administrative Agent, the Borrower shall have set up reserves in accordance with GAAP.

             (b) The Borrower shall not permit the aggregate complete or partial withdrawal liability under Title IV of ERISA with respect to Multiemployer Plans incurred by the Borrower and members of the Controlled Group to exceed $1,000,000 at any time. For purposes of this Section 5.15(b), the amount of withdrawal liability of the Borrower and members of the Controlled Group at any date shall be the aggregate present value of the amount claimed to have been incurred less any portion thereof which the Borrower and members of the Controlled Group have paid or as to which the Borrower reasonably believes, after appropriate consideration of possible adjustments arising under Sections 4219 and 4221 of ERISA, it and members of the Controlled Group will have no liability, provided that the Borrower shall obtain prompt written advice from independent actuarial consultants supporting such determination. The Borrower agrees (i) once in each year, beginning with 1998, to request and obtain a current statement of the withdrawal liability of the Borrower and members of the Controlled Group from each Multiemployer Plan, if any, and (ii) to transmit a copy of such statement to the Administrative Agent and the Banks within fifteen
(15) days after the Borrower receives the same.

         SECTION 5.16 Insurance. The Borrower will maintain, and will cause each of its Subsidiaries to maintain (either in the name of the Borrower or in such Subsidiary's own name), with financially sound and reputable insurance companies, insurance on all its Property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies of established repute engaged in the same or similar business; provided that the Borrower and its Subsidiaries may continue, consistent with current practice, to self insure against such risks as to which the Borrower and its Subsidiaries have historically self-insured.

         SECTION 5.17 Change in Fiscal Year. The Borrower will not change its Fiscal Year without the consent of the Required Banks.

         SECTION 5.18 Maintenance of Property. The Borrower shall, and shall cause each Subsidiary to, maintain all of its properties and assets in good condition, repair and working order, ordinary wear and tear excepted.

         SECTION 5.19 Environmental Matters. The Borrower and its Subsidiaries will not, and will not permit any Third Party to, use, produce, manufacture, process, treat, recycle, generate, store, dispose of, manage at, or otherwise handle or ship or transport to or from the Properties any Hazardous Materials except for Hazardous Materials handled in the ordinary course of business in material compliance with all applicable Environmental Requirements.

         SECTION 5.20 Acquisitions. Neither the Borrower, any Guarantor nor any Subsidiary of the Borrower or of any Guarantor will purchase, lease or otherwise acquire, directly or indirectly, all or any substantial part of the assets or stock of, any other Person, if the aggregate amount expended, assumed or incurred by the Borrower, the Guarantors and the Subsidiaries of the Borrower and Guarantors in connection with such purchase, lease or acquisition: (i) exceeds $20,000,000; or (ii) when aggregated with the total amount expended, assumed or incurred by the Borrower, the Guarantors and the Subsidiaries of the Borrower and Guarantors in connection with all such other purchases, leases or acquisitions and all Investments, during the current month and the immediately preceding 23 months (but excluding any time period prior to the Closing Date) exceeds

$20,000,000; provided that after giving effect to any such purchase, lease or acquisition permitted by this Section 5.20, the Borrower, each Guarantor and the other Companies will be in full compliance with all provisions of this Agreement.

         SECTION 5.21 Transactions with Affiliates. The Borrower will not, nor will it permit any of its Subsidiaries to, directly or indirectly, enter into any agreement or consummate any transaction (including, without limitation, making any investments in, paying funds to or for the account of, issuing Securities to, purchasing, leasing or otherwise receiving property or services from, or selling, leasing or otherwise transferring property or services to) with any Affiliate except:

             (a) directors, officers and employees of the Borrower or its Subsidiaries may render services to the Borrower or an Affiliate for compensation at the same rates (taking into account salaries, bonuses, reimbursements for business expenses and benefits under employee benefit plans) customarily paid by the Borrower and its Subsidiaries for such services or approved by all non-employee members of the compensation committee of the Borrower's Board of Directors;

             (b) the execution, delivery and performance of agreements with labor unions;

             (c) the execution, delivery and performance of documents and agreements, if any, related to this Agreement and the Loan;

             (d) the making or payment of any dividend or other distribution of any nature (whether in cash, property, Securities or otherwise) on account of any shares of the capital stock of the Borrower or any of its Subsidiaries or any purchase, redemption, retirement or acquisition of any such shares (or warrants, rights or options therefor) by the Borrower to its stockholders or by any Subsidiary of the Borrower to the Borrower, any other Subsidiary of the Borrower or any other Person that is not an Affiliate (except for any Person that was not an Affiliate when such Person purchased the shares on which such amounts are to be paid) to the extent not otherwise prohibited by this Agreement;

             (e) transactions pursuant to the terms of any contract or agreement in effect on the Closing Date; and

             (f) arms' length transactions not otherwise prohibited by this Agreement in the ordinary course of business consistent with past practice and good business judgment and authorized by the Board of Directors of the Borrower.

         SECTION 5.22 Certain Obligations Respecting Borrower or Subsidiaries. Neither the Borrower nor any of its Subsidiaries shall enter into, after the date of this Agreement, any indenture, agreement, instrument or other arrangement that, directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the incurrence or payment of Debt, the granting of Liens (other than a negative pledge limited to the collateral securing Debt permitted under Section 5.24(v)), the declaration or payment of dividends, or the sale, assignment, transfer or other disposition of Property; provided that the Borrower may enter into an agreement, indenture or other instrument governing, relating to, or otherwise in connection with the Debt incurred or assumed under Section 5.24(vii) provided that such agreement, indenture or instrument shall not include covenants, warranties, representations, defaults or events of default (or any other type of restriction which would have the practical effect of any of the foregoing, including, without limitation, any "put" or mandatory prepayment of such debt) or other terms or conditions which are more favorable to the lender thereunder than those provided in this Agreement or any other Loan Document.

         SECTION 5.23 Significant Subsidiaries. The Borrower shall (i) provide the Administrative Agent prompt written notice of the creation, formation or acquisition of any Significant Subsidiary which has not previously executed the Guaranty (and of the fact that a Subsidiary which was not previously a Significant Subsidiary and which has not previously executed the Guaranty has become a Significant Subsidiary), and (ii) as soon as practicable and in any event within thirty (30) days after the creation, formation or acquisition of such Significant Subsidiary cause such Significant Subsidiary to execute the Guaranty in favor of the

Administrative Agent and the Banks and deliver to the Administrative Agent all resolutions, opinions of legal counsel and other documents that the Administrative Agent or any Bank may reasonably request relating to the existence of such Significant Subsidiary, the corporate authority for and validity of the Guaranty and any other matters relevant thereto; provided, that:
(a) except as provided in subsection 5.23(b), once a Significant Subsidiary executes the Guaranty, if at any time thereafter the Subsidiary is not a Significant Subsidiary, such Subsidiary shall, nevertheless, continue to be obligated under the Guaranty and shall not be released from the Guaranty; and
(b) if a Significant Subsidiary ceases to be a Subsidiary of the Borrower as a result of the Borrower's transfer or sale of one hundred percent (100%) of the capital stock or assets of such Significant Subsidiary in accordance with and subject to the terms of Section 5.13 (b), the Administrative Agent and Banks agree to release such Significant Subsidiary from the Guaranty. Notwithstanding anything contained herein to the contrary, Piccadilly Acquisition Corp. shall not be required to execute the Guaranty on the Closing Date; provided that if Piccadilly Acquisition Corp. has not merged into Morrison Restaurants Inc. on or before August 31, 1998, then upon the request of any Bank, Piccadilly Acquisition Corp. shall promptly execute the Guaranty.

         SECTION 5.24 Debt. Neither the Borrower nor any Subsidiary shall at any time incur, create, assume, or permit to exist any Debt except: (i) the Loans and Letters of Credit; (ii) trade indebtedness incurred in the ordinary course of business; (iii) the Existing Letters of Credit; (iv) loans or advances permitted under Sections 5.8(c) and (d); (v) Debt incurred or assumed for the purpose of financing all or any part of the cost of an asset provided that the aggregate outstanding Debt incurred or assumed pursuant to this Section 5.24(v) shall not at an time exceed $250,000; (vi) Hedge Agreements entered into from time to time in the ordinary course of Borrower's business, and (vii) other Debt the proceeds of which are used to repay the Loans in accordance with Sections
2.9 and 2.11, provided that any such Debt incurred or assumed under this Section 5.24(vii) shall not mature, expire or otherwise become due or payable prior to the Termination Date.

         SECTION 5.25 Existing Letters of Credit. The Borrower shall cause the Existing Letters of Credit to be terminated on or before July 24, 1998.

         SECTION 5.26 Morrison Restaurants Inc. On or before August 31, 1998, the Borrower shall cause the stock of Morrison Restaurants Inc. to not be included within the definition of Margin Stock.

                                   ARTICLE VI
                                    DEFAULTS

         SECTION 6.1 Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

             (a) the Borrower shall fail to pay when due any principal of any Loan or shall fail to pay any interest on any Loan within five Domestic Business Days after such interest shall become due, or shall fail to pay any fee or other amount payable hereunder within five Domestic Business Days after such fee or other amount becomes due; or

             (b) the Borrower shall fail to observe or perform any covenant contained in Sections 5.2(ii), 5.3 to 5.15, inclusive, or Section 5.20, 5.23 or 5.24; or

             (c) the Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) or (b) above) for thirty days after the earlier of (i) the first day on which the Borrower has knowledge of such failure or (ii) written notice thereof has been given to the Borrower by the Administrative Agent at the request of any Bank; or

             (d) any representation, warranty, certification or statement made or deemed made by the Borrower in Article IV of this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect or misleading in any material respect when made (or deemed made); or

             (e) the Borrower or any Subsidiary shall fail to make any payment in respect of Debt outstanding (other than the Notes) in an aggregate amount in excess of $1,000,000 when due or within any applicable grace period; or

             (f) any event or condition shall occur which results in the acceleration of the maturity of Debt outstanding of the Borrower or any Subsidiary in an aggregate principal amount in excess of $1,000,000 or the mandatory prepayment or purchase of such Debt by the Borrower (or its designee) or such Subsidiary (or its designee) prior to the scheduled maturity thereof, or enables the holders of such Debt or any Person acting on such holders' behalf to accelerate the maturity thereof or require the mandatory prepayment or purchase thereof prior to the scheduled maturity thereof, without regard to whether such holders or other Person shall have exercised or waived their right to do so; or

             (g) the Borrower or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally, or shall admit in writing its inability, to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

             (h) an involuntary case or other proceeding shall be commenced against the Borrower or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect; or

             (i) the Borrower or any member of the Controlled Group shall fail to pay when due any material amount (i.e., an amount which, when added to all such other amounts, shall equal or exceed $1,000,000) which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by the Borrower, any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter and such proceeding, and all other such proceedings, if adversely determined, would result in an aggregate liability in excess of $1,000,000; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated and such termination and all other terminations would result in an aggregate liability in excess of $1,000,000; or

             (j) one or more judgments or orders for the payment of money in an aggregate amount in excess of $1,000,000 shall be rendered against the Borrower or any Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days; or

             (k) a federal tax lien shall be filed against the Borrower or any Subsidiary under Section 6323 of the Code or a lien of the PBGC shall be filed against the Borrower or any Subsidiary under Section 4068 of ERISA and in either case such lien shall remain undischarged for a period of 25 days after the date of filing; or

             (l) (i) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 40% or more of the outstanding shares of the voting stock of the Borrower; or
(ii) as of any date a majority of the Board of Directors of the Borrower consists of individuals who were not either

(A) directors of the Borrower as of the corresponding date of the previous year,
(B) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A), or (C) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause
(A) and individuals described in clause (B); or

             (m) (i) the Guaranty shall for any reason cease to be in full force and effect (other than a Significant Subsidiary being released from such Guaranty pursuant to Section 5.23) or any Guarantor shall so assert in writing; or (ii) the occurrence of an Event of Default (as defined in the Guaranty) under the Guaranty;

             (n) the occurrence of any event, act or condition which the Required Banks determine either does or has a reasonable probability of causing a Material Adverse Effect;

then, and in every such event, the Administrative Agent shall (i) if requested by the Required Banks, by notice to the Borrower terminate the Commitments and they shall thereupon terminate, (ii) if requested by the Swing Line Lender, by notice to the Borrower terminate the Swing Line facility set forth in Section 2.03, and (iii) if requested by the Required Banks, by notice to the Borrower declare the Notes (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents to be, and the Notes (together with all accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that if any Event of Default specified in clause (g) or (h) above occurs with respect to the Borrower, without any notice to the Borrower, any Guarantor or any other act by the Administrative Agent or the Banks, the Commitments and the Swing Line facility set forth in Section 2.3 shall thereupon automatically terminate and the Notes (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall automatically become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. Notwithstanding the foregoing, the Administrative Agent shall have available to it all other remedies at law or equity, and shall exercise any one or all of them at the request of the Required Banks.

         SECTION 6.2 Notice of Default. The Administrative Agent shall give notice to the Borrower of any Default under Section 6.1(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.

         SECTION 6.3 Cash Cover. If any Event of Default shall have occurred and be continuing, the Borrower shall, if requested by the Administrative Agent at the request of the Required Banks, pay to the Administrative Agent an amount in immediately available funds (which funds shall be held as collateral pursuant to arrangements satisfactory to the Administrative Agent) equal to the aggregate Undrawn Amounts, provided that, if any Event of Default specified in clause (g) or (h) above occurs with respect to the Borrower, the Borrower shall be obligated to pay such amount to the Administrative Agent forthwith without any notice to the Borrower or any other act by the Administrative Agent or the Banks.

                                   ARTICLE VII
                            THE ADMINISTRATIVE AGENT

         SECTION 7.1 Appointment, Powers and Immunities. Each Bank hereby irrevocably appoints and authorizes the Administrative Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Administrative Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. The Administrative Agent: (a) shall have no duties or responsibilities except as expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any Bank; (b) shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any Bank under, this Agreement or any other Loan Document, or for the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by the Borrower to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Banks, and then only on terms and conditions satisfactory to the Administrative Agent, and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct. The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The provisions of this
Article VII are solely for the benefit of the Administrative Agent and the Banks, and the Borrower shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and under the other Loan Documents, the Administrative Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrower. The duties of the Administrative Agent shall be ministerial and administrative in nature, and the Administrative Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Bank.

         SECTION 7.2 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telefax, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants or other experts selected by the Administrative Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks in any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

         SECTION 7.3 Defaults. The Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default or an Event of Default (other than the non-payment of principal of or interest on the Loans) unless the Administrative Agent has received notice from a Bank or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default or an Event of Default, the Administrative Agent shall give prompt notice thereof to the Banks. The Administrative Agent shall give each Bank prompt notice of each non-payment of principal of or interest on the Loans, whether or not it has received any notice of the occurrence of such non-payment. The Administrative Agent shall (subject to Section 9.5) take such action with respect to such Default or Event of Default as shall be directed by the Required Banks, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

         SECTION 7.4 Rights of Administrative Agent and its Affiliates as a Bank. With respect to any Loan made by Hibernia or an Affiliate of Hibernia such Affiliate and Hibernia in their capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not an Affiliate of Hibernia (or in Hibernia's case, acting as the Administrative Agent) and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include such Affiliate of Hibernia or Hibernia in its individual capacity. Such Affiliate and Hibernia may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower (and any of its Affiliates) as if they were not an Affiliate of the Administrative Agent or the Administrative Agent, respectively, and such Affiliate and Hibernia may accept fees and other consideration from the Borrower (in addition to any agency fees and arrangement fees heretofore agreed to between the Borrower and Hibernia) for services in connection with this Agreement or any other Loan Document or otherwise without having to account for the same to the Banks.

         SECTION 7.5 Indemnification. Each Bank severally agrees to indemnify the Administrative Agent, to the extent the Administrative Agent shall not have been reimbursed by the Borrower, ratably in accordance with its Commitment, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (excluding, unless an Event of Default has occurred and is continuing, the normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or any such other documents; provided, however, that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Administrative Agent. If any indemnity furnished to the Administrative Agent for any purpose shall, in the opinion of the Administrative Agent, be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

         SECTION 7.6 CONSEQUENTIAL DAMAGES. THE ADMINISTRATIVE AGENT SHALL NOT BE RESPONSIBLE OR LIABLE TO ANY BANK, THE BORROWER OR ANY OTHER PERSON OR ENTITY FOR ANY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         SECTION 7.7 Payee of Note Treated as Owner. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Administrative Agent and the provisions of
Section 9.7(c) have been satisfied. Any requests, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of that Note or of any Note or Notes issued in exchange therefor or replacement thereof. Each Bank acknowledges that each Bank designated as a "Co-Arranger" or "Documentation Agent" on the signature pages of this Agreement shall have no right, duty or responsibility, and shall incur no liability, under this Agreement in its capacity as a "Co-Arranger" or "Documentation Agent."

         SECTION 7.8 Non-Reliance on Administrative Agent and Other Banks. Each Bank agrees that it has, independently and without reliance on the Administrative Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Administrative Agent shall not be required to keep itself (or any Bank) informed as to the performance or observance by the Borrower of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrower or any other Person. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Administrative Agent hereunder or under the other Loan Documents, the

Administrative Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Borrower or any other Person (or any of their Affiliates) which may come into the possession of the Administrative Agent.

         SECTION 7.9 Failure to Act. Except for action expressly required of the Administrative Agent hereunder or under the other Loan Documents, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction by the Banks of their indemnification obligations under Section 7.5 against any and all liability and expense which may be incurred by the Administrative Agent by reason of taking, continuing to take, or failing to take any such action.

         SECTION 7.10 Resignation or Removal of Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Banks and the Borrower and the Administrative Agent may be removed at any time with or without cause by the Required Banks. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Administrative Agent's notice of resignation or the Required Banks' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent. Any successor Administrative Agent shall be a bank which has a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder.

                                  ARTICLE VIII
                      CHANGE IN CIRCUMSTANCES; COMPENSATION

         SECTION 8.1 Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period:

             (a) the Administrative Agent determines that deposits in Dollars (in the applicable amounts) are not being offered in the relevant market for such Interest Period, or

             (b) the Required Banks advise the Administrative Agent that the London Interbank Offered Rate as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Banks of funding the relevant type of Euro-Dollar Loans for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make the type of Euro-Dollar Loans specified in such notice shall be suspended. Unless the Borrower notifies the Administrative Agent at least 2 Domestic Business Days before the date of any Borrowing of such type of Euro-Dollar Loans for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

         SECTION 8.2 Illegality. If, after the date hereof, the adoption of any applicable law, rule or regulation, or any change in any existing or future law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof (any such authority, bank or agency being referred to as an "Authority" and any such event being referred to as a "Change of Law"), or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority shall make it unlawful or impossible for any Bank (or its Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section, such Bank shall designate a different Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each Euro-Dollar Loan of such Bank, together with accrued interest thereon and any amount due such Bank pursuant to Section 8.5(a). Concurrently with prepaying each such Euro-Dollar Loan, the Borrower shall borrow a Base Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and such Bank shall make such a Base Rate Loan.

         SECTION 8.3 Increased Cost and Reduced Return.

             (a) If after the date hereof, a Change of Law or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority:

                 (i) shall subject any Bank (or its Lending Office) to any tax, duty or other charge with respect to its Euro-Dollar Loans, its Notes or its obligation to make Euro-Dollar Loans, or shall change the basis of taxation of payments to any Bank (or its Lending Office) of the principal of or interest on its Euro-Dollar Loans or any other amounts due under this Agreement in respect of its Euro-Dollar Loans or its obligation to make Euro-Dollar Loans (except for changes in the rate of tax on the overall net income of such Bank or its Lending Office imposed by the jurisdiction in which such Bank's principal executive office or Lending Office is located); or

                 (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Euro-Dollar Loan any such requirement included in an applicable Euro-Dollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Lending Office); or

                 (iii) shall impose on any Bank (or its Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Euro-Dollar Loans, its Notes or its obligation to make Euro-Dollar Loans;

and the result of any of the foregoing is to increase the cost to such Bank (or its Lending Office) of making or maintaining any Euro-Dollar Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Lending Office) under this Agreement or under its Notes with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

             (b) If any Bank shall have determined that after the date hereof the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any existing or future law, rule or regulation, or any change in the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any Authority, has or would have the effect of reducing the rate of return on such Bank's capital as a consequence of its obligations hereunder to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction.

             (c) Each Bank will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

             (d) The provisions of this Section 8.3 shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions shall be made, subject to the terms and conditions of Section 9.7(e), based upon the circumstances of such Participant, Assignee or other Transferee.

         SECTION 8.4 Base Rate Loans Substituted for Affected Euro-Dollar Loans. If (i) the obligation of any Bank to make or maintain Euro-Dollar Loans has been suspended pursuant to Section 8.2 or (ii) any Bank has demanded compensation under Section 8.3, and the Borrower shall, by at least 5 Euro-Dollar Business Days' prior notice to such Bank through the Administrative Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

             (a) all Loans which would otherwise be made by such Bank as Euro-Dollar Loans shall be made instead as Base Rate Loans (in all cases interest and principal on such Loans shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and

             (b) after each of its Euro-Dollar Loans has been repaid, all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Base Rate Loans instead.

             (c) In the event that the Borrower shall elect that the provisions of this Section shall apply to any Bank, the Borrower shall remain liable for, and shall pay to such Bank as provided herein, all amounts due such Bank under
Section 8.3 in respect of the period preceding the date of conversion of such Bank's Loans resulting from the Borrower's election.

         SECTION 8.5 Compensation. Upon the request of any Bank, delivered to the Borrower and the Administrative Agent, the Borrower shall pay to such Bank such amount or amounts as shall compensate such Bank for any loss, cost or expense incurred by such Bank as a result of:

             (a) any payment or prepayment (pursuant to Section 2.9, Section 2.10, Section 8.2 or otherwise) of a Euro-Dollar on a date other than the last day of an Interest Period for such Euro-Dollar Loan;

             (b) any failure by the Borrower to prepay a Euro-Dollar Loan on the date for such prepayment specified in the relevant notice of prepayment hereunder; or

             (c) any failure by the Borrower to borrow a Euro-Dollar Loan on the date for the Euro-Dollar Borrowing of which such Euro-Dollar Loan is a part specified in the applicable Notice of Borrowing delivered pursuant to Section 2.2;

such compensation to include, without limitation, an amount equal to the excess, if any, of (x) the amount of interest which would have accrued on the amount so paid or prepaid or not prepaid or borrowed for the period from the date of such payment, prepayment or failure to prepay or borrow to the last day of the then current Interest Period for such Euro-Dollar Loan (or, in the case of a failure to prepay or borrow, the Interest Period for such Euro-Dollar Loan which would have commenced on the date of such failure to prepay or borrow) at the applicable rate of interest for such Euro-Dollar Loan provided for herein over
(y) the amount of interest (as reasonably determined by such Bank) such Bank would have paid on deposits in Dollars of comparable amounts having terms comparable to such period placed with it by leading banks in the London interbank market (if such Euro-Dollar Loan is a Euro-Dollar Loan).

         SECTION 8.6 Replacement of Bank. In the event that any Bank gives any notice under Section 8.2 resulting in the suspension of its obligation to make Euro-Dollar Loans or requests compensation pursuant to Sections 2.12 or 8.3, then, so long as the condition giving rise to such suspension or compensation exists, the Borrower may designate another bank or financial institution (such bank or financial institution being herein called a "Replacement Bank") acceptable to the Administrative Agent (which acceptance will not be unreasonably withheld) and which is not an Affiliate of the Borrower, to assume such Bank's Commitment hereunder and to purchase the Loans of such Bank and such Bank's rights under this Agreement and the Notes held by such Bank, all without recourse to or representation or warranty by, or expense to, such Bank, for a purchase price equal to the outstanding principal amount of the Loans payable to such Bank plus any accrued but unpaid interest on such Loans and accrued but unpaid fees owing to such Bank plus any amounts payable to such Bank under
Section 8.05, and upon such assumption, purchase and substitution, and subject to the execution and delivery to the Agent by the Replacement Bank of documentation satisfactory to the Agent (pursuant to which such Replacement Bank shall assume the obligations of such original Bank under this Agreement), the Replacement Bank shall succeed to the rights and obligations of such Bank hereunder. In the event that the Borrower exercises its rights under the preceding sentence, the Bank against which such rights were exercised shall no longer be a party hereto or have any rights or obligations hereunder; provided that the obligations of the Borrower to such Bank under Article VIII and Section
9.03 with respect to events occurring or obligations arising before or as a result of such replacement shall survive such exercise.

                                   ARTICLE IX
                                  MISCELLANEOUS

         SECTION 9.1 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given to such party at its address or telecopy number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify for the purpose by notice to each other party. Each such notice, request or other communication shall be effective
(i) if given by telecopier, when such telecopy is transmitted to the telecopy number specified in this Section and the telecopy machine used by the sender provides a written confirmation that such telecopy has been so transmitted or receipt of such telecopy transmission is otherwise confirmed, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, and (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Administrative Agent under Article II or Article VIII shall not be effective until received.

         SECTION 9.2 No Waivers. No failure or delay by the Administrative Agent or any Bank in exercising any right, power or privilege hereunder or under any Note or other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 9.3 Expenses; Documentary Taxes; Indemnification.

             (a) The Borrower shall pay (i) all reasonable and documented out-of-pocket expenses of the Administrative Agent and Documentation Agent, including fees and disbursements of Womble, Carlyle, Sandridge & Rice, PLLC special counsel for the Administrative Agent and Documentation Agent, in connection with the preparation of this Agreement and the other Loan Documents, any waiver or consent hereunder or thereunder or any amendment hereof or thereof or any Default or alleged Default hereunder or thereunder and (ii) if a Default occurs, all out-of-pocket expenses incurred by the Administrative Agent or any Bank, including fees and disbursements of counsel, in connection with such Default and collection and other enforcement proceedings resulting therefrom, including out-of-pocket expenses incurred in enforcing this Agreement and the other Loan Documents.

             (b) The Borrower shall indemnify the Administrative Agent and each Bank against any transfer taxes, documentary taxes, assessments or charges made by any Authority by reason of the execution and delivery of this Agreement or the other Loan Documents.

             (c) The Borrower shall indemnify the Administrative Agent, the Banks and each Affiliate thereof and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from any actual or proposed use by the Borrower of the proceeds of any extension of credit by any Bank hereunder or breach by the Borrower of this Agreement or any other Loan Document or from investigation, litigation (including, without limitation, any actions taken by the Administrative Agent or any of the Banks to enforce this Agreement or any of the other Loan Documents) or other proceeding (including, without limitation, any threatened investigation or proceeding) relating to the foregoing, and the Borrower shall reimburse the Administrative Agent and each Bank, and each Affiliate thereof and their respective directors, officers, employees and Administrative Agents, upon demand for any expenses (including, without limitation, legal fees) incurred in connection with any such investigation or proceeding; but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified.

         SECTION 9.4 Setoffs; Sharing of Set-Offs.

             (a) The Borrower hereby grants to each Bank, as security for the full and punctual payment and performance of the obligations of the Borrower under this Agreement, a continuing lien on and security interest in all deposits and other sums credited by or due from such Bank to the Borrower or subject to withdrawal by the Borrower; and regardless of the adequacy of any collateral or other means of obtaining repayment of such obligations, each Bank may at any time upon or after the occurrence of any Event of Default, and without notice to the Borrower, set off the whole or any portion or portions of any or all such deposits and other sums against such obligations, whether or not any other Person or Persons could also withdraw money therefrom.

             (b) Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest owing with respect to the Notes held by it or the Letter of Credit Advances owed to it which is greater than the proportion received by any other Bank in respect of the aggregate amount of all principal and interest owing with respect to the Notes held by and the Letter of Credit Advances owed to such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by and the Letter of Credit Advances owed to the other Banks owing to such other Banks, and/or such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by and the Letter of Credit Advances owed to the Banks owing to such other Banks shall be shared by the Banks pro rata; provided that (i) nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Notes and the Letter of Credit Advances, and (ii) if all or any portion of such payment received by the purchasing Bank is thereafter recovered from such purchasing Bank, such purchase from each other Bank shall be rescinded and such other Bank shall repay to the purchasing Bank the purchase price of such participation to the extent of such recovery together with an amount equal to such other Bank's ratable share (according to the proportion of (x) the amount of such other Bank's required repayment to (y) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note or Letter of Credit Advance, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

         SECTION 9.5 Amendments and Waivers.

             (a) Any provision of this Agreement, the Notes or any other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Administrative Agent are affected thereby, by the Administrative Agent); provided that no such amendment or waiver shall, unless signed by all the Banks, (i) change the Commitment of any Bank or subject any Bank to any additional obligation, (ii) change the principal of or rate of interest on any Loan or any fees hereunder, or the amount of the Guaranteed Obligations (as defined in the Guaranty) payable by any Guarantor under the Guaranty, (iii) change the date fixed for any payment of principal of or interest on any Loan or any fees hereunder, or any of the Guaranteed Obligations (as defined in the Guaranty) under the Guaranty (iv) change the amount of principal, interest or fees due on any date fixed for the payment thereof, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the percentage of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement, (vi) change the manner of application of any payments made under this Agreement, the Guaranty or the Notes, (vii) amend
Section 2.15, (viii) release or substitute all or any substantial part of the collateral (if any) held as security for the Loans, or (ix) release any guaranty given to support payment of the Loans (including, without limitation, the Guaranty, but expressly excluding the release of a Significant Subsidiary from the Guaranty pursuant to and in accordance with Section 5.23).

             (b) The Borrower will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement unless each Bank shall be informed thereof by the Borrower and shall be afforded an opportunity of considering the same and shall be supplied by the Borrower with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or consent effected pursuant to the provisions of this Agreement shall be delivered by the Borrower to each Bank forthwith following the date on which the same shall have been executed and delivered by the requisite percentage of Banks. The Borrower will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Bank (in its capacity as such) as consideration for or as an inducement to the entering into by such Bank of any waiver or amendment of any of the terms and provisions of this Agreement unless such remuneration is concurrently paid, on the same terms, ratably to all such Banks.

         SECTION 9.6 Margin Stock Collateral. Each of the Banks represents to the Administrative Agent and each of the other Banks that it in good faith is not, directly or indirectly (by negative pledge or otherwise), relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.

         SECTION 9.7 Successors and Assigns.

             (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Borrower may not assign or otherwise transfer any of its rights under this Agreement.

             (b) Any Bank may at any time sell to one or more Persons (each a "Participant") participating interests in any Loan owing to such Bank, any Note held by such Bank, any Commitment hereunder or any other interest of such Bank hereunder; provided that the interest of such Bank being participated pursuant to such participation (determined as of the effective date of the participation) shall be equal to $2,000,000 (or any larger multiple of $1,000,000). In the event of any such sale by a Bank of a participating interest to a Participant, such Bank's obligations under this Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank shall remain the holder of any such Note for all purposes under this Agreement, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. In no event shall a Bank that sells a participation be obligated to the Participant to take or refrain from taking any action hereunder except that such Bank may agree that it will not (except as provided below), without the consent of the Participant, agree to (i) the change of any date fixed for the payment of principal of or interest on the related Loan or Loans, (ii) the change of the amount of any principal, interest or fees due on any date fixed for the payment thereof with respect to the related Loan or Loans, (iii) the change of the principal of the related Loan or Loans, (iv) any change in the rate at which either interest is payable thereon or (if the Participant is entitled to any part thereof) commitment fee is payable hereunder from the rate at which the Participant is entitled to receive interest or commitment fee (as the case may be) in respect of such participation, (v) the release or substitution of all or any substantial part of the collateral (if any) held as security for the Loans, or (vi) the release of any guaranty given to support payment of the Loans, but excluding the release of a Significant Subsidiary from the Guaranty pursuant to and in accordance with Section 5.23. Each Bank selling a participating interest in any Loan, Note, Commitment or other interest under this Agreement shall, within 10 Domestic Business Days of such sale, provide the Borrower and the Administrative Agent with written notification stating that such sale has occurred and identifying the Participant and the interest purchased by such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Article VIII with respect to its participation in Loans outstanding from time to time, subject to the limitations set forth in Section 9.7(e).

         (c) Any Bank may at any time assign to one or more banks or financial institutions (each an "Assignee") all, or a proportionate part of all, of its rights and obligations under this Agreement, the Notes and the other Loan Documents, and such Assignee shall assume all such rights and obligations, pursuant to an Assignment and Acceptance in the form attached hereto as Exhibit J, executed by such Assignee, such transferor Bank and the Administrative Agent (and, in the case of: (i) an Assignee that is not then a Bank or an Affiliate of a Bank; and (ii) an assignment not made during the existence of a Default or an Event of Default, by the Borrower); provided that (i) no interest may be sold by a Bank pursuant to this paragraph (c) unless the Assignee shall agree to assume ratably equivalent portions of the transferor Bank's Commitment, (ii) the amount of the Commitment of the assigning Bank being assigned pursuant to such assignment (determined as of the effective date of the assignment) shall be equal to $5,000,000 (or any larger multiple of $1,000,000), (iii) no interest may be sold by a Bank pursuant to this paragraph (c) to any Assignee that is not then a Bank or an Affiliate of a Bank without the consent of the Borrower, which consent shall not be unreasonably withheld, provided that the Borrower's consent shall not be necessary with respect to any assignment made during the existence of a Default or an Event of Default; (iv) a Bank may not have more than one Assignee that is not then a Bank at any one time, and (v) no interest may be sold by a Bank pursuant to this paragraph (c) to any Assignee that is not then a Bank or an Affiliate of a Bank, without the consent of the Administrative Agent, which consent shall not be unreasonably withheld, provided, that although the Administrative Agent's consent may not be necessary with respect to an Assignee that is then a Bank or an Affiliate of a Bank, no such assignment shall be effective until the conditions set forth in the following sentence are satisfied. Upon (A) execution of the Assignment and Acceptance by such transferor Bank, such Assignee, the Administrative Agent and (if applicable) the Borrower, (B) delivery of an executed copy of the Assignment and Acceptance to the Borrower and the Administrative Agent, (C) payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, and (D) payment by the assigning Bank of a processing and recordation fee of $3,500 to the Administrative Agent, such Assignee shall for all purposes be a Bank party to this Agreement and shall have all the rights and obligations of a Bank under this Agreement (including, without limitation, the obligations of a Bank under Sections 2.3 and 2.14) to the same extent as if it were an original party hereto with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by the Borrower, the Banks or the Administrative Agent shall be required. Upon the consummation of any transfer to an Assignee pursuant to this paragraph (c), the transferor Bank, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note is issued to each of such Assignee and such transferor Bank.

         (d) Subject to the provisions of Section 9.8, the Borrower authorizes each Bank to disclose to any Participant, Assignee or other transferee (each a "Transferee") and any prospective Transferee any and all financial and other information in such Bank's possession concerning the Borrower which has been delivered to such Bank by the Borrower pursuant to this Agreement or which has been delivered to such Bank by the Borrower in connection with such Bank's credit evaluation prior to entering into this Agreement.

         (e) No Transferee shall be entitled to receive any greater payment under Section 2.12 or 8.3 than the transferor Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of

Section 8.2 or 8.3 requiring such Bank to designate a different Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

                   (f) Anything in this Section 9.7 to the contrary notwithstanding, any Bank may assign and pledge all or any portion of the Loans and/or obligations owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Loans and/or obligations made by the Borrower to the assigning and/or pledging Bank in accordance with the terms of this Agreement shall satisfy the Borrower's obligations hereunder in respect of such assigned Loans and/or obligations to the extent of such payment. No such assignment shall release the assigning and/or pledging Bank from its obligations hereunder.

             SECTION 9.8 Confidentiality. Each Bank agrees to exercise its best efforts to keep any information delivered or made available by the Borrower to it which is clearly indicated to be confidential information, confidential from anyone other than persons employed or retained by such Bank who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided, however, that nothing herein shall prevent any Bank from disclosing such information (i) to any other Bank, (ii) upon the order of any court or administrative agency, (iii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Bank, (iv) which has been publicly disclosed, (v) to the extent reasonably required in connection with any litigation to which the Administrative Agent, any Bank or their respective Affiliates may be a party, (vi) to the extent reasonably required in connection with the exercise of any remedy hereunder, (vii) to such Bank's legal counsel and independent auditors and (viii) to any actual or proposed Participant, Assignee or other Transferee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this
Section 9.8.

             SECTION 9.9 Representation by Banks. Each Bank hereby represents that it is a commercial lender or financial institution which makes loans in the ordinary course of its business and that it will make its Loans hereunder for its own account in the ordinary course of such business; provided, however, that, subject to Section 9.7, the disposition of the Note or Notes held by that Bank shall at all times be within its exclusive control.

             SECTION 9.10 Obligations Several. The obligations of each Bank hereunder are several, and no Bank shall be responsible for the obligations or commitment of any other Bank hereunder. Nothing contained in this Agreement and no action taken by the Banks pursuant hereto shall be deemed to constitute the Banks to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Bank shall be a separate and independent debt, and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement or any other Loan Document and it shall not be necessary for any other Bank to be joined as an additional party in any proceeding for such purpose.

             SECTION 9.11 Survival of Certain Obligations. Sections 8.3(a), 8.3(b), 8.5 and 9.3, and the obligations of the Borrower thereunder, shall survive, and shall continue to be enforceable notwithstanding, the termination of this Agreement and the Commitments and the payment in full of the principal of and interest on all Loans.

             SECTION 9.12 Georgia Law. This Agreement and each Note shall be construed in accordance with and governed by the law of the State of Georgia.

             SECTION 9.13 Severability. In case any one or more of the provisions contained in this Agreement, the Notes or any of the other Loan Documents should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law.

             SECTION 9.14 Interest. In no event shall the amount of interest due or payable hereunder or under the Notes exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently made to any Bank by the Borrower or inadvertently received by any Bank, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify such Bank in writing that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Borrower not pay and the Banks not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under applicable law.

             SECTION 9.15 Interpretation. No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

             SECTION 9.16 Consent to Jurisdiction. The Borrower (a) submits to personal jurisdiction in the State of Georgia, the courts thereof and the United States District Courts sitting therein, for the enforcement of this Agreement, the Notes and the other Loan Documents, (b) waives any and all personal rights under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within the State of Georgia for the purpose of litigation to enforce this Agreement, the Notes or the other Loan Documents, and (c) agrees that service of process may be made upon it in the manner prescribed in Section 9.1 for the giving of notice to the Borrower. Nothing herein contained, however, shall prevent the Administrative Agent from bringing any action or exercising any rights against any security and against the Borrower personally, and against any assets of the Borrower, within any other state or jurisdiction.

             SECTION 9.17 Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

                                       PICCADILLY CAFETERIAS, INC.


                                     By:     /s/ Ronald A. LaBorde        (SEAL)
                                             -----------------------------------
                                     Name:   Ronald A. LaBorde
                                             -----------------------------------
                                     Title:  President & Chief Executive Officer
                                             -----------------------------------

                                     3232 South Sherwood Forest Blvd.
                                     Baton Rouge, LA 70821-2467
                                     Attention: Fred J. Johnson, Chief
                                                Financial Officer
                                     Telecopy number:  (504) 296-8370
                                     Telephone number: (504) 293-9440

COMMITMENTS                             HIBERNIA NATIONAL BANK, as Co-Arranger,
                                        Administrative Agent, Letter of Credit
                                        Issuer and as a Bank

Commitment:

$25,000,000                             By:    /s/ Janet O. Rack          (SEAL)
                                               ---------------------------------
                                        Name:  Janet Olson Rack
                                               ---------------------------------
Swing Line Commitment:                  Title: Senior Vice President
                                               ---------------------------------

$10,000,000                             Lending Office:

Letter of Credit Subcommitment:
                                        Hibernia National Bank
$20,000,000                             440 Third Street
                                        3rd Floor
                                        Baton Rouge, LA 70801
                                        Attention: Janet Rack
                                        Telecopy number:  (504) 381-2003
                                        Telephone number: (504) 381-2140

Commitment:                             WACHOVIA BANK, N.A., as Co-Arranger,
                                        Documentation Agent and as a Bank

$25,000,000

                                        By:    /s/ Charles L. Battle      (SEAL)
                                               ---------------------------------
                                        Name:  Charles L. Battle
                                               ---------------------------------
                                        Title: Senior Vice President
                                               ---------------------------------

                                        Lending Office

                                        Wachovia Bank, N.A.
                                        191 Peachtree Street, N. E.
                                        Mail Code GA-3940
                                        Atlanta, Georgia  30303-1757
                                        Attention: Terribian Atkins (29th Floor)
                                        Telecopy number:  (404) 332-5016
                                        Telephone number: (404) 442-4208

                                        with a copy to:

                                        Wachovia Bank, N.A.
                                        191 Peachtree Street, N.E.
                                        Mail Code GA-3940
                                        Atlanta, Georgia  30303-1757
                                        Attention: Charles Battle (29th Floor)
                                        Telecopy number:  (404) 332-5016
                                        Telephone number: (404) 332-6589

Commitment:                             SOUTHTRUST BANK, NATIONAL ASSOCIATION

$11,250,000
                                        By:    /s/ Hal Clemmer            (SEAL)
                                               ---------------------------------
                                        Name:  Hal Clemmer
                                               ---------------------------------
                                        Title: Vice President
                                               ---------------------------------

                                        Lending Office:

                                        420 North 20th Street
                                        Birmingham, Alabama  35203
                                        Attention: Hal Clemmer, Vice President
                                        Telecopy number:  (205) 254-5022
                                        Telephone number: (205) 254-5386

Commitment:                             AMSOUTH BANK

$11,250,000
                                        By:    /s/ Alan Lott              (SEAL)
                                               ---------------------------------
                                        Name:  Alan Lott
                                               ---------------------------------
                                        Title: Vice President
                                               ---------------------------------

                                        Lending Office:

                                        P.O. Drawer 11007
                                        1900 5th Avenue North
                                        Birmingham, Alabama  35288
                                        Attention: Regional Banking
                                        Telecopy number:  (205) 583-4436
                                        Telephone number: (205) 801-0605

Commitment:                             BRANCH BANKING AND TRUST COMPANY

$11,250,000
                                        By: /s/ Thatcher L. Townsend, III (SEAL)
                                            ------------------------------------
                                            Thatcher L. Townsend, III
                                            ------------------------------------
                                            Vice President
                                            ------------------------------------

                                        Lending Office:

                                        110 South Stratford Road
                                        P.O. Box 15008
                                        Winston-Salem, NC  27113-5008
                                        Attention: Corporate Accounts Division
                                        Telecopy number:  (336) 733-3254
                                        Telephone number: (336) 733-3245

Commitment:                             WHITNEY NATIONAL BANK

$11,250,000
                                        By:    /s/ Paul J. Brown          (SEAL)
                                               ---------------------------------
                                        Name:  Paul J. Brown
                                               ---------------------------------
                                        Title: Senior Vice President
                                               ---------------------------------

                                        Lending Office:

                                        P. O. Box 2862
                                        Baton Rouge, LA 70821
                                        Attention: Paul J. Brown
                                        Telecopy number:  (504) 381-0469
                                        Telephone number: (504) 381-0449

Commitment:                             BANK ONE, LOUISIANA, N.A.

$9,000,000                              By:    /s/ Jeffrey E. Gould       (SEAL)
                                               ---------------------------------
                                        Name:  Jeffrey E. Gould
                                               ---------------------------------
                                        Title: Sr. Vice President
                                               ---------------------------------

                                        Lending Office:

                                        P. O. Box 1511
                                        Baton Rouge, LA  70821-1511
                                        Attention: Jeffrey E. Gould
                                        Commercial Banking
                                        Telecopy number:  (504) 332-4305
                                        Telephone number: (504) 332-4305

Commitment:                             THE FUJI BANK, LIMITED

$9,000,000
                                        By:    /s/ David Kelley           (SEAL)
                                               ---------------------------------
                                        Name:  David Kelley
                                               ---------------------------------
                                        Title: Sr. Vice President
                                               ---------------------------------

                                        Lending Office:

                                        1 Houston Center, Suite 4100
                                        1221 McKinney Street
                                        Houston, Texas  77010
                                        Attention: Jay Fort
                                        Telecopy number:  (713) 759-0048
                                        Telephone number: (713) 650-7855

Commitment:                            FIRST TENNESSEE BANK NATIONAL ASSOCIATION

$6,000,000
                                       By:    /s/ Rosemary R. Moody      (SEAL)
                                              ---------------------------------
                                       Name:  Rosemary R. Moody
                                              ---------------------------------
                                       Title: Vice President
                                              ---------------------------------

                                       Lending Office:

                                       800 South Gay Street
                                       P. O. Box 280
                                       Knoxville, TN  37995-0280
                                       Attention: Rosemary Moody
                                       Corporate Banking Division
                                       Telecopy number:  (423) 971-2769
                                       Telephone number: (423) 971-2138

Commitment:                             DEPOSIT GUARANTY NATIONAL BANK

$6,000,000
                                        By:    /s/ Samuel M. Lane         (SEAL)
                                               ---------------------------------
                                        Name:  Samuel M. Lane
                                               ---------------------------------
                                        Title: Senior Vice President
                                               ---------------------------------

                                        Lending Office:

                                        3525 N. Causeway Blvd.
                                        Metairie, LA  7002
                                        Attention: Bill Hindrichs
                                        Telecopy number:  (504) 838-4651
                                        Telephone number: (504) 838-4541

                                  SCHEDULE 1.01

                           EXISTING LETTERS OF CREDIT

---------------------------------------------------------------------------------------------------
                                        LETTER        ISSUE         EXPIRY           STATED
     ISSUER        ACCOUNT PARTY        NUMBER        DATE           DATE            AMOUNT
---------------------------------------------------------------------------------------------------
AmSouth          Morrison              S314037       6/23/97        6/19/99       $  100,000.00
                 Restaurants Inc.
---------------------------------------------------------------------------------------------------
AmSouth          Morrison              S314038       6/23/97        6/19/99       $3,790,166.00
                 Restaurants Inc.
---------------------------------------------------------------------------------------------------
AmSouth          Morrison              S314039       6/23/97        6/19/99       $   60,000.00
                 Restaurants Inc.
---------------------------------------------------------------------------------------------------
AmSouth          Morrison              S314040       6/23/97        6/19/99       $  250,000.00
                 Restaurants Inc.
---------------------------------------------------------------------------------------------------
AmSouth          Morrison              S314041       6/23/97        6/19/99       $  355,000.00
                 Restaurants Inc.
---------------------------------------------------------------------------------------------------
AmSouth          Morrison              S315024       4/24/98        6/01/99       $  775,000.00
                 Restaurants Inc.
---------------------------------------------------------------------------------------------------
Wachovia         Piccadilly            870-007145    4/05/98        4/05/99       $5,745,703.00
                 Cafeterias, Inc.
---------------------------------------------------------------------------------------------------
Hibernia         Piccadilly            5125          2/04/88        1/02/99       $   50,000.00
                 Cafeterias, Inc.
---------------------------------------------------------------------------------------------------
Hibernia         Piccadilly            7154          4/15/97        4/07/99       $  350,000.00
                 Cafeterias, Inc.
---------------------------------------------------------------------------------------------------

                                  SCHEDULE 4.08

                              EXISTING SUBSIDIARIES


Name of Subsidiary                               Jurisdiction of Incorporation
------------------                               -----------------------------
Piccadilly Restaurants, Inc.                              Louisiana

Morrison Restaurants, Inc.                                Georgia

Cajun Bayou Distributor &                                 Louisiana
Management, Inc.

Piccadilly Beverage, Inc.                                 Louisiana

Piccadilly Acquisition Corp., Inc.                        Georgia

                                  SCHEDULE 4.14

                              ENVIRONMENTAL MATTERS


1. Morrison Shopping Center lease site located at 4500 Hollywood Boulevard, Hollywood, Florida. Phase II Environmental Site Assessment prepared for Morrison in 1997 shows that there were releases of solvent from an adjacent dry cleaning facility. However, these releases were below action levels established by the Florida Department of Environmental Protection (DEP). There was no indication that there had been any other correspondence, reporting to, or closure issued by, DEP.

2. The second Morrison site is located at the Timberland Crossing Shopping Center, 2792 Hargrove Road, Smyrna, in Cobb County, Georgia. There was release of dry cleaning solvent into the soil and ground water by Fashion Care, Inc.

     The site in question was formerly owned by Morrison and is now subject to a sale lease back to them for their location. The contamination reportedly occurred after the sale.

     The documents provided by Fashion Care representatives indicates there is monitoring and ground water remediation ongoing at the site since 1996. Remediation is under the supervision of the Georgia Environmental Protection Division (EPD). The ground water contamination appears to be decreasing over time as a result of the remediation; however, the EPD has not issued a closure letter or no further action letter yet for the site.

     This site is listed on a state priority list.

3. The third site is a Borrower site and is on a data base for leaking underground storage tanks. This site is located at 1906 St. Charles Rock, St. Ann, Missouri, 63074. It was the subject of a leaking underground storage tank. The data base indicates that one steel tank was removed by 1997. It had a capacity of holding 300 gallons of fuel. The tank material was steel, the interior protection was unknown, and the exterior protection was paint. The piping was of galvanized steel. There is no further information about this site other than it is inactive.

     With respect to potential contingent liability of the Borrower to pay additional costs to remediate these three sites, the Borrower believes that any such costs will not have a material adverse effect on the Borrower's consolidated results of operations, financial position or cash flows.

                                                                       EXHIBIT A


                                 SYNDICATED NOTE

$_______________________         Atlanta, Georgia               June _____, 1998


         For value received, PICCADILLY CAFETERIAS, INC., a Louisiana corporation (the "Borrower"), promises to pay to the order of

(the "Bank"), for the account of its Lending Office, the principal sum of ________________ ______________________________ and No/100 Dollars
($____________), or such lesser amount as shall equal the unpaid principal amount of each Syndicated Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Syndicated Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of HIBERNIA NATIONAL BANK, 313 Carondelet Street, New Orleans, Louisiana 70130, or such other address as may be specified from time to time pursuant to the Credit Agreement.

         All Syndicated Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make, or any error of the Bank in making, any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This Note is one of the Syndicated Notes referred to in the Credit Agreement dated as of June ___, 1998 among the Borrower, Hibernia National Bank, as Co-Arranger, Administrative Agent, Letter of Credit Issuer and a Bank, Wachovia Bank, N.A., as Co-Arranger, Documentation Agent and a Bank and certain other Banks listed on the signature pages thereof and their successors and assigns (as the same may be amended or modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment and the repayment hereof and the acceleration of the maturity hereof.

         The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

         The Borrower agrees, in the event that this Note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorneys' fees.

         IN WITNESS WHEREOF, the Borrower has caused this Syndicated Note to be duly executed under seal, by its duly authorized officer as of the day and year first above written.

                                       PICCADILLY CAFETERIAS, INC.


                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                   SYNDICATED LOANS AND PAYMENTS OF PRINCIPAL


----------------------------------------------------------------------------------
                                                   AMOUNT OF
             TYPE OF     INTEREST     AMOUNT OF    PRINCIPAL   MATURITY   NOTATION
  DATE       LOAN(1)       RATE         LOAN         REPAID      DATE     MADE BY
  ----       -------     ---------    ---------    ---------   --------   --------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------

(1) I.e., a Base Rate or Euro-Dollar Loan.

                                                                       EXHIBIT B

                                 SWING LINE NOTE

$10,000,000                      Atlanta, Georgia                June ____, 1998


          For value received, PICCADILLY CAFETERIAS, INC., a Louisiana corporation (the "Borrower"), promises to pay to the order of HIBERNIA NATIONAL BANK (the "Bank"), for the account of its Lending Office, the principal sum of TEN MILLION and No/100 Dollars ($10,000,000), or such lesser amount as shall equal the unpaid principal amount of each Swing Line Advance made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Swing Line Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of HIBERNIA NATIONAL BANK, 313 Carondelet Street, New Orleans, Louisiana 70130, or such other address as may be specified from time to time pursuant to the Credit Agreement.

          All Swing Line Advances made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make, or any error of the Bank in making, any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

          This Note is the Swing Line Note referred to in the Credit Agreement dated as of June ___, 1998 among the Borrower, Hibernia National Bank, as Co-Arranger, Administrative Agent, Letter of Credit Issuer and a Bank, Wachovia Bank, N.A., as Co-Arranger, Documentation Agent and a Bank and certain other Banks listed on the signature pages thereof and their successors and assigns (as the same may be amended or modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment and the repayment hereof and the acceleration of the maturity hereof.

          The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

          The Borrower agrees, in the event that this Note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorneys' fees.

                  IN WITNESS WHEREOF, the Borrower has caused this Swing Line Note to be duly executed under seal, by its duly authorized officer as of the day and year first above written.


                                       PICCADILLY CAFETERIAS, INC.


                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                  SWING LINE ADVANCE AND PAYMENTS OF PRINCIPAL



----------------------------------------------------------------------------------
                   AMOUNT OF          AMOUNT OF                           NOTATION
     DATE           ADVANCE        PRINCIPAL REPAID     MATURITY DATE     MADE BY
     ----          ---------       ----------------     -------------     --------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

                                                                       EXHIBIT C


[See Attachment]

                                                                       EXHIBIT D


                                   OPINION OF
               WOMBLE, CARLYLE, SANDRIDGE & RICE, SPECIAL COUNSEL
                          FOR THE ADMINISTRATIVE AGENT



           [Date as provided in Section 3.01 of the Credit Agreement]

To the Banks and the Administrative Agent
  Referred to Below
Hibernia National Bank, as Administrative Agent
313 Carondelet Street
New Orleans, LA 70130

Dear Sirs:

          We have participated in the preparation of the Credit Agreement (the "Credit Agreement") dated as of June ___, 1998 among PICCADILLY CAFETERIAS, INC., a Louisiana corporation (the "Borrower"), Hibernia National Bank, as Co-Arranger, Administrative Agent, Letter of Credit Issuer and a Bank, Wachovia Bank, N.A., as Co-Arranger, Documentation Agent and a Bank and certain other Banks listed on the signature pages thereof and their successors and assigns, and have acted as special counsel for the Administrative Agent for the purpose of rendering this opinion pursuant to Section 3.01(d) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

          This opinion letter is limited by, and is in accordance with, the January 1, 1992 edition of the Interpretive Standards applicable to Legal Opinions to Third Parties in Corporate Transactions adopted by the Legal Opinion Committee of the Corporate and Banking Law Section of the State Bar of Georgia which Interpretive Standards are incorporated herein by this reference.

          We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

          Upon the basis of the foregoing, and assuming the due authorization, execution and delivery of the Credit Agreement and each of the Notes by or on behalf of the Borrower, and assuming the due authorization, execution and delivery of the Guaranty by or on behalf of each Guarantor, we are of the opinion that the Credit Agreement constitutes a valid and binding agreement of the Borrower and each Note constitutes valid and binding obligations of the Borrower, and the Guaranty constitutes a valid and binding agreement of each Guarantor, in each case enforceable in accordance with its terms except as: (i) the enforceability thereof may be affected by bankruptcy, insolvency, reorganization, fraudulent conveyance, voidable preference, moratorium or similar laws applicable to creditors' rights or the collection of debtors' obligations generally; (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and (iii) the enforceability of certain of the remedial, waiver and other provisions of the Credit Agreement, the Guaranty and the Notes may be further limited by the laws of the State of Georgia; provided, however, such additional laws do not, in our opinion, substantially interfere with the practical realization of the benefits expressed in the Credit Agreement, the Guaranty and the Notes, except for the economic consequences of any procedural delay which may result from such laws.

          In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction except the State of Georgia. We express no opinion as to the effect of the compliance or noncompliance of the Administrative Agent or any of the Banks with any state or federal laws or regulations applicable to the Administrative Agent or any of the Banks by reason of the legal or regulatory status or the nature of the business of the Administrative Agent or any of the Banks.


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          This opinion is delivered to you in connection with the transaction referenced above and may only be relied upon by you and any Assignee, Participant or other Transferee under the Credit Agreement without our prior written consent.

                                       Very truly yours,

                                       WOMBLE, CARLYLE, SANDRIDGE & RICE, PLLC

                                       By:
                                           -------------------------------------
                                           Christopher E. Leon
                                           Manager


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                                                                       EXHIBIT E

                               GUARANTY AGREEMENT

     THIS GUARANTY AGREEMENT (as amended, supplemented, restated, extended, renewed or otherwise modified and in effect from time to time, this "Agreement") is made as of the 24th day of June, by and from PICCADILLY RESTAURANTS, INC., a Louisiana corporation and MORRISON RESTAURANTS INC., a Georgia corporation (hereinafter collectively referred to herein with their respective successors and assigns as the "Guarantors" and individually as a "Guarantor"), to and for the benefit of HIBERNIA NATIONAL BANK, a national banking association (together with its successors, assigns, endorsees and transferees, the "Administrative Agent") in its capacity as Administrative Agent for the Banks as defined in that certain Credit Agreement of even date herewith between Piccadilly Cafeterias, Inc., a Louisiana corporation (together with its successors and assigns, the "Borrower"), Hibernia National Bank, as Co-Arranger, Administrative Agent, Letter of Credit Issuer and a Bank, Wachovia Bank, N.A., as Co-Arranger, Documentation Agent and a Bank and certain other Banks listed on the signature pages thereof and their successors and assigns (as the same shall be amended, supplemented, restated, extended, renewed or otherwise modified and in effect from time to time, the "Credit Agreement").

                                   BACKGROUND:

A. The Guarantors have requested the Banks to extend credit to the Borrower under the Credit Agreement and the Banks have agreed to extend such credit by reason of such request and in reliance upon this Agreement;

B. The Administrative Agent and the Banks require additional assurances and guarantees by the Guarantors as one of the conditions for making the Loans, the Letters of Credit and the other financial accommodations provided in the Credit Agreement to the Borrower;

C. The Guarantors are Wholly Owned Subsidiaries of the Borrower and, as described in the following paragraph, will receive substantial benefit from the Credit Agreement and the terms of the covenant permitting the Borrower to make loans and advances to the Guarantors;

D. As part of their negotiation of the terms and provisions of the Credit Agreement, the Banks have agreed, in Section 5.8(d) of the Credit Agreement, that notwithstanding the limitation set forth in Section 5.8(c) thereof on the aggregate amount of loans and advances that may be made to Subsidiaries of the Borrower, the Borrower may make loans or advances to Guarantors for cash management purposes consistent with the Borrower's historic practices with respect to its Significant Subsidiaries so long as the Guarantors shall have guaranteed the payment and performance of the Guaranteed Obligations, which guaranty shall remain in full force and effect until such time as the Guaranteed Obligations shall have been finally and indefeasibly paid in full and the Credit Agreement shall have been terminated in writing;

E. Each Guarantor acknowledges the receipt of substantial direct benefits by the making of the Loans and Letters of Credit to the Borrower;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Guarantors hereby agree as follows:


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1.   Definitions. Unless otherwise defined herein, capitalized terms defined in the Credit Agreement are used herein as therein defined. In addition, the following terms used herein shall have the following meanings:

2. "Guaranteed Obligations" means any and all liabilities, indebtedness and obligations of any and every kind and nature, heretofore, now or hereafter owing, arising, due or payable from the Borrower to the Banks, the Administrative Agent, the Letter of Credit Issuer, the Documentation Agent or any of them, arising under or evidenced by the Credit Agreement, the Notes, the Letter of Credit Agreement, or any other Loan Document, whether primary, secondary, direct, contingent, fixed, joint and several, joint or several or otherwise, heretofore, now or hereafter executed and delivered by the Borrower or for or under which the Borrower is or may be liable or has or may become liable, whether arising by assumption, operation of law or otherwise, together with any and all extensions and renewals of such liabilities, indebtedness and obligations.

3. Unconditional Guaranty. Each Guarantor hereby jointly and severally, irrevocably and unconditionally guarantees, as a primary obligor and not merely as a surety, to the Banks and the Administrative Agent the due and punctual payment of the principal of and the premium, if any, and interest on the Guaranteed Obligations and any and all other amounts due under or pursuant to the Loan Documents, when and as the same shall become due and payable (whether at stated maturity or by optional or mandatory prepayment or by demand, declaration, redemption or otherwise) in accordance with the terms of the Loan Documents. The guarantee of the Guarantors under this
     Section is an absolute, present and continuing guarantee of payment and not of collectibility, and is in no way conditional or contingent upon any attempt to collect the Guaranteed Obligations, or any them, from the Borrower, any Subsidiary of the Borrower or any other guarantor of the Guaranteed Obligations (or any portion thereof) or upon any other action, occurrence or circumstances whatsoever. In the event that the Borrower or any Subsidiary of the Borrower shall fail so to pay any such principal, premium, interest or other amount, the Guarantors will, jointly and severally, pay the same forthwith, without demand, presentment, protest or notice of any kind (all of which are waived by the Guarantors to the fullest extent permitted by law), in lawful money of the United States, at the place for payment from time to time specified in the Loan Documents or specified by the Administrative Agent in writing, to the Administrative Agent. The Guarantors further agree, promptly after demand, to pay to the Administrative Agent and the Banks the costs and expenses incurred in connection with enforcing the rights of the Administrative Agent and the Banks against the Guarantors hereunder (whether in a bankruptcy proceeding or otherwise) following any default in payment of any of the Guaranteed Obligations or the obligations of the Guarantors hereunder, including, without limitation, the fees and expenses of the counsel to the Administrative Agent and the Banks.

4. Obligations Absolute. The obligations of the Guarantors hereunder are and shall be absolute and unconditional, irrespective of the validity, regularity or enforceability of this Agreement, any of the Guaranteed Obligations or any of the Loan Documents, shall not be subject to any counterclaim, set-off, deduction or defense based upon any claim the Guarantors may have against the Borrower, any Subsidiary of the Borrower, the Administrative Agent or the Banks hereunder or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, to the fullest extent permitted by law, any circumstance or condition whatsoever (whether or not the Guarantors shall have any knowledge or notice thereof), including, without limitation:

     a. any amendment or modification of or supplement to any of the Loan Documents or any other instrument referred to herein or therein, or any assignment or transfer of any thereof or of any interest therein, or any furnishing or acceptance of additional security for any of the Guaranteed Obligations;

     b. any waiver, consent or extension under any Loan Document or any such other instrument, or any indulgence or other action or inaction under or in respect of, or any extensions or renewals of, any Loan Document, any such other instrument or any Guaranteed Obligation;


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     c.   any failure, omission or delay on the part of the Administrative Agent or any Bank to enforce, assert or exercise any right, power or remedy conferred on or available to the Administrative Agent or any Bank against the Borrower, any Subsidiary of the Borrower or any other guarantor;

     d. any bankruptcy, insolvency, readjustment, composition, liquidation or similar proceeding with respect to the Borrower, any Subsidiary of the Borrower or any property of the Borrower or any such Subsidiary or any unavailability of assets against which the Guaranteed Obligations, or any of them, may be enforced;

     e. any merger or consolidation of the Borrower, any Subsidiary of the Borrower or any Guarantor into or with any other Person or any sale, lease or transfer of any or all of the assets of any Guarantor, the Borrower or any Subsidiary of the Borrower to any Person;

     f. any failure on the part of the Borrower or any Subsidiary of the Borrower for any reason to comply with or perform any of the terms of any other agreement with any of the Guarantors;

     g. any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any of the Loan Documents or the Guaranteed Obligations, including, without limitation, under this Section;

     h. any default, failure or delay, willful or otherwise, in the performance or payment of any of the Guaranteed Obligations;

     i. any furnishing or acceptance of security, or any release, substitution or exchange thereof, for any of the Guaranteed Obligations;

     j. any failure to give notice to any Guarantor of the occurrence of any breach or violation of, or any event of default or any default under or with respect to, any of the Loan Documents or the Guaranteed Obligations;

     k. any partial prepayment, or any assignment or transfer, of any of the Guaranteed Obligations; or

     l. any other circumstance (other than final and indefeasible payment in full) which might otherwise constitute a legal or equitable discharge or defense of a guarantor or which might in any manner or to any extent vary the risk of any Guarantor.

     Each Guarantor covenants that its obligations hereunder will not be discharged except by complete performance of the obligations contained in the Loan Documents and this Agreement and the final and indefeasible payment in full of the Guaranteed Obligations. Each Guarantor unconditionally waives, to the fullest extent permitted by law (i) notice of any of the matters referred to in this Section, (ii) all notices which may be required by statute, rule of law or otherwise to preserve any of the rights of the Administrative Agent or any Bank against any Guarantor, including, without limitation, presentment to or demand of payment from the Borrower, any of the Borrower's Subsidiaries or any Guarantor with respect to any Loan Document or this Agreement, notice of acceptance of this Agreement or the guarantee of any Guarantor hereunder and/or notice to the Borrower, any of the Borrower's Subsidiaries or any Guarantor of default or protest for nonpayment or dishonor, (iii) any diligence in collection from or protection of or realization upon all or any portion of the Guaranteed Obligations or any security therefor, any liability hereunder, or any party primarily or secondarily liable for all or any portion of the Guaranteed Obligations, (iv) any duty or obligation of the Administrative Agent or any Bank to proceed to collect all or any portion of the Guaranteed Obligations from, or to commence an action against, the Borrower, any of its Subsidiaries or any other Person, or to resort to any security or to any balance of any deposit account or credit on the books of the Administrative Agent or any Bank in favor of the Borrower, any of its Subsidiaries or any other Person, despite any notice or request of any Guarantor to do so, and
     (v) any rights of a Guarantor pursuant to O.C.G.A. Section 10-7-24 or any similar or subsequent law.


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5.   Full Recourse Obligations. Subject to the terms of Section 26, the obligations of the Guarantors are full recourse obligations of each Guarantor and may be enforced against any or all of the assets of any or all of the Guarantors notwithstanding any limitation on enforceability of all or any of the Guaranteed Obligations or the Loan Documents against assets of the Borrower, any of its Subsidiaries or any other Person.

6. Continuing Obligations; Reinstatement. The obligations of the Guarantors under this Agreement are continuing obligations and shall continue in full force and effect until such time as all of the Guaranteed Obligations (and any renewals and extensions thereof) shall have been finally and indefeasibly paid and satisfied in full and the Loan Documents shall have been terminated in writing. The obligations of the Guarantors hereunder shall continue to be effective or be automatically reinstated, as the case may be, if any payment made by the Borrower, any Subsidiary of the Borrower or any other Person on, under or in respect of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the recipient upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any such Subsidiary or other Person, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Borrower or any such Subsidiary or other Person or any substantial part of the property of the Borrower or any such Subsidiary or other Person, or otherwise, all as though such payment had not been made. If an event permitting the acceleration of all or any portion of the Guaranteed Obligations shall at any time have occurred and be continuing, and such acceleration shall at such time be stayed, enjoined or otherwise prevented for any reason, including without limitation because of the pendency of a case or proceeding relating to the Borrower, any of its Subsidiaries or any other Person under any bankruptcy or insolvency law, for purposes of this Agreement and the obligations of the Guarantors hereunder, such Guaranteed Obligations shall be deemed to have been accelerated with the same effect as if such Guaranteed Obligations had been accelerated in accordance with the terms of the applicable Loan Documents or of this Agreement.

7. Authorization. Each Guarantor authorizes the Administrative Agent and each Bank without notice to or demand on the Guarantors and without affecting their liability hereunder, from time to time (a) to obtain additional or substitute endorsers or guarantors; (b) to exercise or refrain from exercising any rights against, and grant indulgences to, the Borrower, any Subsidiary of the Borrower or others; and (c) to apply any sums, by whomsoever paid or however realized, to the payment of the principal of, premium, if any, and interest on, and other obligations consisting of, the Guaranteed Obligations. Each Guarantor waives any right to require the Administrative Agent or any Bank to proceed against any additional or substitute endorsers or guarantors or the Borrower or any of its Subsidiaries or any other Person or to pursue any other remedy available to the Administrative Agent or any Bank.

8. Information Concerning Borrower. Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition and assets of the Borrower and its Subsidiaries, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which each Guarantor assumes and insures hereunder, and agrees that neither the Administrative Agent nor any Bank will have any duty to advise any Guarantor of information known to the Administrative Agent and the Banks regarding or in any manner relevant to any of such circumstances or risks.

9. Performance by Guarantors. The Guarantors may at any time elect to pay or otherwise perform any obligation of the Borrower or a Subsidiary of the Borrower under any Loan Document or in respect of any Guaranteed Obligation, which payment or performance shall operate as a discharge and release of the Borrower or such Subsidiary (but only to the extent of such payment or performance) from such obligation to the Administrative Agent and the Banks, provided that no such election shall release the Borrower or any such Subsidiary from any of its other indebtedness, obligations or liabilities under or in respect of the Loan Documents or the Guaranteed Obligations.

10. Subordination. The Guarantors hereby absolutely subordinate, both in right of payment and in time of payment, any present and future indebtedness of the Borrower or any Subsidiary of the Borrower to the Guarantors to the indebtedness of the Borrower or any such Subsidiary to the Administrative Agent and the Banks. Notwithstanding any payment made by the Guarantors hereunder, no Guarantor shall be entitled to be subrogated to any rights of the Administrative Agent or any Bank until the final and indefeasible payment in full of the principal of, the premium, if any, and interest on the Guaranteed Obligations (whether of the Borrower or a Subsidiary of the Borrower) and the written termination of the Loan Documents.


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11.  Waiver of Subrogation. Notwithstanding anything herein to the contrary, each Guarantor hereby waives any right of subrogation (under contract, Section 509 of the Bankruptcy Code or otherwise) or any other right of indemnity, reimbursement or contribution and hereby waives any right to enforce any remedy that the Administrative Agent or any Bank now has or may hereafter have against the Borrower, any of its Subsidiaries or any endorser or any other guarantor of all or any part of the Guaranteed Obligations, and each Guarantor hereby waives any benefit of, and any right to participate in, any security or collateral given to the Administrative Agent or any Bank to secure payment or performance of the Guaranteed Obligations or any other liability of the Borrower or any of its Subsidiaries to the Administrative Agent or any Bank. The waiver contained in this Section shall continue and survive the termination of this Agreement and the final and indefeasible payment in full of the Guaranteed Obligations.

12. Enforcement Actions. In the event that the Guarantors shall fail forthwith to pay upon demand of the Administrative Agent or any Bank any amounts due pursuant to this Agreement or to perform or comply with or to cause performance or compliance with any other obligation of the Guarantors under this Agreement, the Administrative Agent and Banks shall be entitled and empowered to institute any action or proceeding at law or in equity for the collection of the sums so due and unpaid or for the performance of or compliance with such terms, and may prosecute any such action or proceeding to judgment or final decree and may enforce such judgment or final decree against the Guarantors and collect in the manner provided by law out of the property of the Guarantors, wherever situated, any monies adjudged or decreed to be payable. The obligations of the Guarantors under this Agreement are continuing obligations and a fresh cause of action shall arise in respect of each default hereunder.

13. Representation and Warranties. The Guarantors, jointly and severally, represent and warrant to the Administrative Agent and each Bank as follows:

     a. The execution, delivery and performance by each Guarantor of this Agreement and the consummation of the transactions contemplated hereby
          (i) are within the legal powers of such Guarantor, (ii) have been duly authorized by all requisite corporate action, (iii) do not and will not conflict with, contravene or violate any provision of, or result in a breach of or default under, or require the waiver (not already obtained) of any provision of or the consent (not already given) of any Person under the terms of, (A) such Guarantor's articles of incorporation or by-laws, or (B) any indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which such Guarantor or any subsidiary of such Guarantor is a party or by or to which such Guarantor or any subsidiary of such Guarantor is bound or to which any properties of such Guarantor or any subsidiary of such Guarantor are subject, (iv) do not and will not violate, conflict with, give rise to any liability under, or constitute a default under any law, regulation, order or any other requirement of any court, tribunal, arbitrator, or governmental authority; and (v) do not and will not result in the creation, imposition, or acceleration of any indebtedness or tax or any mortgage, lien, reservation, covenant, restriction, or other encumbrance of any nature upon, or with respect to, such Guarantor or any properties of such Guarantor. This Agreement constitutes a valid and legally binding obligation of each Guarantor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights.

     b. The execution and delivery of this Agreement by each Guarantor and the performance of the transactions contemplated hereby do not require any action, approval or consent of, or filing with or notice to, any governmental authority.

14. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given, if to the Administrative Agent and the Banks, at their respective addresses or telecopy numbers set forth in the Credit Agreement or, if to the Guarantors, at their respective addresses or telecopy numbers set forth on the signature pages hereof or, in either case, such other address or telecopy number as such party may hereafter specify for the


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     purpose by notice to the other party. Each such notice, request or other communication shall be effective (a) if given by telecopier, when such telecopy is transmitted to the telecopy number referred to in or specified pursuant to this Section and the telecopy machine used by the sender provides a written confirmation that such telecopy has been so transmitted or receipt of such telecopy transmission is otherwise confirmed, (b) if given by mail, 72 hours after such communication is deposited in the mails for delivery by first class, certified mail (with return receipt requested), postage prepaid, addressed as aforesaid, or (c) if given by any other means, when delivered at the address referred to in or specified pursuant to this Section.

15. No Waivers . No failure or delay by the Administrative Agent or any Bank in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

16. Georgia Law. This Agreement shall be construed in accordance with and governed by, and any dispute arising out of or related to the relationship established between the Guarantors, the Administrative Agent and the Banks in connection with this Agreement (and whether arising in contract, tort, equity, or otherwise) shall be resolved in accordance with, the internal laws and not the conflicts of law provisions of the State of Georgia, but giving effect to federal laws applicable to national banks. This Agreement is intended to be effective as instruments executed under seal.

17. Severability. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws. If any provision of any of this Agreement or the application thereof to any Person or circumstances shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of this Agreement nor the application of such provision to other Persons or circumstances shall be affected thereby, but rather, the same shall be enforced to the greatest extent permitted by law.

18. Captions. The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

19. Changes, Waivers, Etc. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Guarantors and the Administrative Agent.

20. Terms Binding. This Agreement shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Administrative Agent and the Banks and their respective successors, endorsees, transferees and assigns. The Guarantors may not delegate their respective obligations under this Agreement except with the prior written consent of the Administrative Agent and the Banks.

21. Setoff. Regardless of the adequacy of any collateral or other means of obtaining repayment of the Guaranteed Obligations, if an Event of Default shall have occurred and is continuing, the Administrative Agent, any of the Banks, any Participant, any Assignee or any other Transferee may at any time, and without notice to any Guarantor, set off the whole or any portion or portions of any or all deposits and other sums credited by or due from the Administrative Agent or any Bank (or from such Participant, Assignee or other Transferee) to any Guarantor or subject to withdrawal by any Guarantor, whether or not any other Person or Persons could also withdraw money therefrom.

22. No Setoff. Except as otherwise expressly provided in this Agreement, no act of commission or omission of any kind or at any time upon the part of Administrative Agent or any Bank in respect of any matter whatsoever shall in any way affect or impair the rights of the Administrative Agent or any Bank to enforce any right, power or benefit of the Administrative Agent or any Bank under this Agreement, and no set-off, claim, reduction or diminution of any obligation or any defense of any kind or nature which any Guarantor has or may have against the Administrative Agent or any Bank shall be available to such Guarantor or asserted against the Administrative Agent or any Bank in any suit or action brought by the Administrative Agent or any Bank to enforce or collect any Guaranteed Obligation, any Loan Document


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     or any obligation, indebtedness, right, power or benefit under this
     Agreement. Nothing in this Agreement shall be construed as a waiver by any Guarantor of any rights or claims it may have against the Administrative Agent or any Bank, but any recovery upon such rights and claims shall be had from the Administrative Agent and Banks separately, the intent of this Agreement being that the Guarantors shall be unconditionally and absolutely obligated to perform fully all of their obligations, agreements and covenants hereunder for the benefit of the Administrative Agent and the Banks.

23. Continuing Guarantee. The obligations of the Guarantors under this Agreement are continuing obligations.

24. Reproduction of Documents. This Agreement and all documents relating hereto, including without limitation consents, waivers and modifications which may hereafter be executed, and all financial statements, certificates and other information previously or hereafter furnished to the Administrative Agent or any Bank may be reproduced by the Administrative Agent or any Bank by a photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process and the Administrative Agent and the Banks may destroy any original document so reproduced. The Guarantors agree and stipulate that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. The purpose of this Section is to constitute a waiver of the "best evidence" rule with respect to this Agreement and the documents referred to herein and this Section shall not constitute a waiver of any other objection to the admissibility of such document in any judicial or administrative proceeding.

25. Expenses. The Guarantors shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Banks, including fees and disbursements of counsel, in connection with the collection and enforcement of the Guarantor's obligations under this Agreement.

26. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

27. Maximum Obligations. Notwithstanding anything in this Agreement to the contrary, the maximum liability of each Guarantor under this Agreement shall in no event exceed such Guarantor's Maximum Obligated Amount. "Maximum Obligated Amount" of any Guarantor shall mean the maximum amount which could be paid out by such Guarantor without rendering this Agreement, in whole or in part, void or voidable under applicable law, including, without limitation, (i) the Bankruptcy Code of 1978, as amended, and (ii) any applicable state or federal law relative to fraudulent conveyances.


              [Guarantors' signatures appear on the following page]

         IN WITNESS WHEREOF, the Guarantors, by their officers duly authorized to do so, have signed, sealed and delivered this Guaranty Agreement as of the date set forth at the beginning of this Agreement.


                                     GUARANTORS:

                                     PICCADILLY RESTAURANTS, INC.



                                     By:                                  (SEAL)
                                        ----------------------------------
                                     Name:
                                     Title:



                                     Send Notices to:

                                     Piccadilly Restaurants, Inc.
                                     3232 Sherwood Forest Boulevard
                                     Baton Rouge, Louisiana  70816
                                     Attention: Chief Financial Officer
                                     Telecopy number: (504) 296-8370
                                     Telephone number: (504) 293-9440


                                     MORRISON RESTAURANTS INC.



                                     By:                                  (SEAL)
                                        ----------------------------------
                                     Name:
                                     Title:


                                     Send Notices to:

                                     Morrison Restaurants Inc.
                                     3232 Sherwood Forest Boulevard
                                     Baton Rouge, Louisiana  70816
                                     Attention: Chief Financial Officer
                                     Telecopy number: (504) 296-8370
                                     Telephone number: (504) 293-9440


Accepted:

HIBERNIA NATIONAL BANK,
as Administrative Agent



By:
   ------------------------------
Name:
Title:

                                                                       EXHIBIT F

                                   [GUARANTOR]

                             SECRETARY'S CERTIFICATE

          The undersigned, _____________, ____________ of
_______________________, a ___________ corporation (the "Guarantor"), hereby certifies that he has been duly elected, qualified and is acting in such capacity and that, as such, he is familiar with the facts herein certified and is duly authorized to certify the same, and hereby further certifies, in connection with the Credit Agreement dated as of June ___, 1998 among Piccadilly Cafeterias, Inc., Hibernia National Bank, as Co-Arranger, Administrative Agent, Letter of Credit Issuer and a Bank, Wachovia Bank, N.A., as Co-Arranger, Documentation Agent and a Bank and certain Banks listed on the signature pages thereof, that:

          1. Attached hereto as Exhibit A is a complete and correct copy of the Certificate of Incorporation of the Guarantor as in full force and effect on the date hereof as certified by ______________ of the [Commonwealth/State] of _________, the Guarantor's state of incorporation.

          2. Attached hereto as Exhibit B is a complete and correct copy of the Bylaws of the Guarantor as in full force and effect on the date hereof.

          3. Attached hereto as Exhibit C is a complete and correct copy of the resolutions duly adopted by the Board of Directors of the Guarantor on ________________ and the resolutions of the Board of Directors of the Guarantor effective _______________ approving, and authorizing the execution and delivery of the Guaranty (as such term is defined in the Credit Agreement) and the other Loan Documents (as such term is defined in the Credit Agreement) to which the Guarantor is a party. Such resolutions have not been repealed or amended and are in full force and effect, and no other resolutions or consents have been adopted by the Board of Directors of the Guarantor in connection therewith.

          4. _______________, who as ______________________ of the Guarantor
signed the Guaranty and the other Loan Documents to which the Guarantor is a party, was duly elected, qualified and acting as such at the time he signed the Guaranty and other Loan Documents to which the Guarantor is a party, and his signature appearing on the Guaranty and the other Loan Documents to which the Guarantor is a party is his genuine signature.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the ____ day of June, 1998.



                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                                                       EXHIBIT G

                               CLOSING CERTIFICATE

          Reference is made to the Credit Agreement (the "Credit Agreement") dated as of June ___, 1998 among PICCADILLY CAFETERIAS, INC. (the "Borrower"), Hibernia National Bank, as Co-Arranger, Administrative Agent, Letter of Credit Issuer and a Bank, Wachovia Bank, N.A., as Co-Arranger, Documentation Agent and a Bank and certain other Banks listed on the signature pages thereof and their successors and assigns. Capitalized terms used herein have the meanings ascribed thereto in the Credit Agreement.

          Pursuant to Section 3.01(e) of the Credit Agreement, ___________________, the duly authorized ____________________ of the Borrower,
_______________, the duly authorized ___________ of Piccadilly Restaurants, Inc. and ___, the duly authorized ____ of Morrison Restaurants, Inc. , hereby certifies to the Administrative Agent and the Banks that: (i) no Default has occurred and is continuing on the date hereof; and (ii) the representations and warranties of the Borrower contained in Article IV of the Credit Agreement are true on and as of the date hereof; and (iii) the representations and warranties of the Guarantors contained in the Guaranty are true on and as of the Closing Date.

          Certified as of the ___ day of _________, 19__.


                                        PICCADILLY CAFETERIAS, INC.


                                        ----------------------------------------
                                        Name:
                                        Title:


                                        MORRISON RESTAURANTS INC.


                                        ----------------------------------------
                                        Name:
                                        Title:


                                        PICCADILLY RESTAURANTS, INC.

                                        ----------------------------------------
                                        Name:
                                        Title:

                                                                       EXHIBIT H


                             SECRETARY'S CERTIFICATE

          The undersigned, _____________, _______ Secretary of PICCADILLY CAFETERIAS, INC. , a Louisiana corporation (the "Borrower"), hereby certifies that he has been duly elected, qualified and is acting in such capacity and that, as such, he is familiar with the facts herein certified and is duly authorized to certify the same, and hereby further certifies, in connection with the Credit Agreement dated as of June ___, 1998 among the Borrower, Hibernia National Bank, as Co-Arranger, Administrative Agent, Letter of Credit Issuer and a Bank, Wachovia Bank, N.A., as Co-Arranger, Documentation Agent and a Bank and certain other Banks listed on the signature pages thereof and their successors and assigns.

          1. Attached hereto as Exhibit A is a complete and correct copy of the Certificate of Incorporation of the Borrower as in full force and effect on the date hereof as certified by the Secretary of State of the State of __________, the Borrower's state of incorporation.

          2. Attached hereto as Exhibit B is a complete and correct copy of the Bylaws of the Borrower as in full force and effect on the date hereof.

          3. Attached hereto as Exhibit C is a complete and correct copy of the resolutions duly adopted by the Board of Directors of the Borrower on ___________ __, 19__ approving, and authorizing the execution and delivery of, the Credit Agreement, the Notes (as such term is defined in the Credit Agreement) and the other Loan Documents (as such term is defined in the Credit Agreement) to which the Borrower is a party. Such resolutions have not been repealed or amended and are in full force and effect, and no other resolutions or consents have been adopted by the Board of Directors of the Borrower in connection therewith.

          4. ____________, who as ________________________ of the Borrower
signed the Credit Agreement, the Notes and the other Loan Documents to which the Borrower is a party, was duly elected, qualified and acting as such at the time he signed the Credit Agreement, the Notes and other Loan Documents to which the Borrower is a party, and his signature appearing on the Credit Agreement, the Notes and the other Loan Documents to which the Borrower is a party is his genuine signature.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the ____ day of _________, 19__.



                                        ----------------------------------------
                                        Name:
                                        Title:

                                                                       EXHIBIT I

                         FORM OF COMPLIANCE CERTIFICATE


Reference is made to the Credit Agreement dated as of June ___, 1998 (as modified and supplemented and in effect from time to time, the "Credit Agreement") among Piccadilly Cafeterias, Inc., Hibernia National Bank, as Co-Arranger, Administrative Agent, Letter of Credit Issuer and a Bank, Wachovia Bank, N.A., as Co-Arranger, Documentation Agent and a Bank and certain other Banks listed on the signature pages thereof and their successors and assigns. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

Pursuant to Section 5.1(c) of the Credit Agreement, __________, the duly authorized __________, of Piccadilly Cafeterias, Inc. hereby certifies to the Administrative Agent and the Banks that the information contained in the Compliance Check List attached hereto is true, accurate and complete as of ______, 199_, and that no Default is in existence on and as of the date hereof.


                                        PICCADILLY CAFETERIAS, INC.



                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

                              COMPLIANCE CHECK LIST
                           PICCADILLY CAFETERIAS, INC.
                            DATE ____________________



1.   Ratio of Consolidated Total Funded Debt to EBITDA (Section 5.3)

     (a)  Consolidated Total Funded Debt                                    $___________

     (b)  EBITDA                                                            $___________

     Actual Ratio of (a) to (b)                                              ___________

     Maximum Ratio                                                 2.50 to 1.00 (between Closing Date
                                                                   and March 31, 2000)

                                                                   2.25 to 1.00 (after March 31, 2000
                                                                   and on or before March 31, 2001)

                                                                   2.00 to 1.00 (after March 31, 2001)

2.   Fixed Charge Coverage (Section 5.4)

     (a)  Income Available for Fixed Charges                                $____________

     (b)  Consolidated Fixed Charges                                        $____________

     Actual Ratio of (a) to (b)                                              ____________

     Minimum Ratio                                                 1.25 to 1.00 (between Closing Date
                                                                   and March 31, 2000)

                                                                   1.50 to 1.00 (after March 31, 2000)


3.   Ratio of Consolidated Total Funded Debt to Consolidated  Total Capital (Section 5.5)

     (a)  Consolidated Total Funded Debt                                    $____________

     (b)  Consolidated Total Capital                                        $____________

     Actual Ratio of (a) to (b)

     Maximum Ratio                                                 .60 to 1.00 (between Closing
                                                                   Date and March 31, 2000)

                                                                   .50 to 1.00 (at all times after
                                                                   March 31, 2000)


4.   Restricted Payments (Section 5.6)

     (a)  Actual Restricted Payments during Fiscal Quarter                  $____________

     Maximum Allowed                                                        $   2,000,000

5.   Capital Expenditures (Section 5.7)

     (a)  Capital Expenditures during Fiscal Year                           $___________

     (b)  Amount not expended during
          prior Fiscal Years                                                $___________

     (c)  Available Restricted Payment                                      $___________

     Maximum Allowed                                               $20,000,000, plus (b), plus (c).


6.   Loans or Advances (Section 5.8)

     (a)  Loans or advances to employees                                    $___________

     Maximum Allowed                                                        $    500,000

     (b)  Loans or advances to and Investments in
          Wholly Owned Subsidiaries (excluding
          Significant Subsidiaries)                                         $___________

     Maximum Allowed                                                        $  1,000,000


7.   Consolidations, Mergers and Sale of Assets (Section 5.13)

     (a)  EBITDA attributable to all assets transferred and all other assets utilized in all other business lines or segments
          discontinued during current Fiscal Quarter                        $___________

     (b)  EBITDA attributable to all assets transferred and all other assets utilized in all other business lines or segments
          discontinued during preceding three Fiscal Quarters               $___________

     (c)  Total                                                             $___________

     Maximum Allowed - 10% of EBITDA                                        $___________


8.   Withdrawal Liability (Section 5.15)

     Aggregate complete or partial withdrawal liability                     $___________

     Maximum Allowed                                                        $  1,000,000


9.   Acquisitions (Section 5.20)

     (a)  Acquisitions (i.e., stock, assets) during current month           $___________

     (b)  Acquisitions (i.e., stock, assets) during preceding 23 months     $___________

     (c)  Total                                                             $___________

     Maximum Allowed                                                        $ 20,000,000

10.  Debt (Section 5.24)

     Debt incurred under Section 5.24(v)                                    $___________

     Maximum Allowed                                                        $    250,000

                             Supporting Calculations

1.   EBITDA [sum of (a) plus (b)]                                           $__________

     (a)  Consolidated Net Income for the Fiscal Quarter
          just ended and the immediately preceding three
          Fiscal Quarters (the "Determination Period")                      $__________

     (b)  Additions:

          (i)   Consolidated Interest Expense for the
                Determination Period                                        $__________

          (ii)  Income Taxes for the Determination Period                   $__________

          (iii) Depreciation for the Determination Period                   $__________

          (iv)  Amortization for the Determination Period                   $__________

                Total Additions                                             $__________


2.   Income Available for Fixed Charges
     [sum of (a) plus (b)]                                                  $__________

     (a)  EBITDA                                                            $__________

     (b)  The amount deducted in determining EBITDA
          for expenses under leases and rental agreements                   $__________


3.   Consolidated Fixed Charges                                             $__________
     [sum of (a) plus (b) plus (c) plus (d)]

     (a)  Consolidated Interest Expense for the Fiscal Quarter              $__________
          just ended and the immediately preceding three
          Fiscal Quarters (the "Determination Period")

     (b)  Payment obligations under leases and rental                       $__________
          agreements for the Determination Period

     (c)  Maintenance Capital Expenditures for the                          $__________
          Determination Period

     (d)  Current Maturities of Long-Term Debt                              $__________

4.   Consolidated Total Capital
     [sum of (a) plus (b)]                                                  $__________

     (a)  Consolidated Net Worth                                            $__________

     (b)  Consolidated Total Funded Debt                                    $__________

5.   Capital Expenditures - Clarifying Comments

     (a)  Compliance with 5.7 is tested annually at the end of the Fiscal
          Year.

     (b) The "Amount not expended during prior Fiscal Years" will need to be recalculated at the end of each Fiscal Year, recognizing that the amount reported here covers a multi-Fiscal Year period.

                                                                       EXHIBIT J


                            ASSIGNMENT AND ACCEPTANCE
                          DATED ______________________


          Reference is made to the Credit Agreement dated as of June ____, 1998 (together with all amendments and modifications thereto, the "Credit Agreement") among PICCADILLY CAFETERIAS, INC., a Louisiana corporation (the "Borrower"), Hibernia National Bank, as Co-Arranger, Administrative Agent, Letter of Credit Issuer and a Bank, Wachovia Bank, N.A., as Co-Arranger, Documentation Agent and a Bank and certain other Banks listed on the signature pages thereof and their successors and assigns. Terms defined in the Credit Agreement are used herein with the same meaning.

          _____________________________________________________ (the "Assignor")
and _____________________________________________ (the "Assignee") agree as follows:

               The Assignor hereby sells and assigns to the Assignee, without recourse to the Assignor, and the Assignee hereby purchases and assumes from the Assignor, a ______% interest in and to all of the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents as of the Effective Date (as defined below) (including, without limitation, a ______% interest (which on the Effective Date hereof is $_______________) in the Assignor's Commitment and a ______% interest (which on the Effective Date hereof is $_______________) in the Syndicated Loans owing to the Assignor and a ______% interest in the Syndicated Note held by the Assignor (which on the Effective Date hereof is $__________________)).

     The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement, any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder, that such interest is free and clear of any adverse claim and that as of the date hereof its Commitment (without giving effect to assignments thereof which have not yet become effective) is $_________________ and the aggregate outstanding principal amount of Syndicated Loans owing to it (without giving effect to assignments thereof which have not yet become effective) is $_________________; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Guarantor or the performance or observance by the Borrower or any Guarantor of any of its obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto; and (iii) attaches the Note[s] referred to in paragraph 1 above and requests that the Administrative Agent exchange such Note[s] as follows: [a new Syndicated Note dated _______________, ____ in the principal amount of _________________ payable to the order of the Assignee] [new Syndicated Notes as follows: a Syndicated Note dated _________________, ____ in the principal amount of $_______________ payable to the order of the Assignor and a Syndicated Note dated ______________, ____ in the principal amount of $______________ payable to the order of the Assignee].

     The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in
Section 4.4(a) thereof (or any more recent financial statements of the Borrower delivered pursuant to Section 5.1(a) or (b) thereof) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents; (iii) confirms that it is a bank or financial institution; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Bank; (vi) specifies as its Lending Office (and address for notices) the office set forth beneath its name on the signature pages hereof, (vii) represents and warrants that the execution, delivery and performance of this Assignment and Acceptance are within its corporate powers and have been duly authorized by all necessary corporate action[, and (viii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement, the Guaranty and the Notes or such other documents as are necessary to indicate that all such payments are subject to such taxes at a rate reduced by an applicable tax treaty].(2)

The Effective Date for this Assignment and Acceptance shall be _______________ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for execution and acceptance by the Administrative Agent [and to the Borrower for execution by the Borrower](3).

----------

(2) If the Assignee is organized under the laws of a jurisdiction outside the United States.

(3) If required under the Credit Agreement.

     Upon such execution and acceptance by the Administrative Agent [and execution by the Borrower]**, from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent rights and obligations have been transferred to it by this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent its rights and obligations have been transferred to the Assignee by this Assignment and Acceptance, relinquish its rights (other than under Section
8.3 and Section 9.3 of the Credit Agreement) and be released from its obligations under the Credit Agreement.

     Upon such execution and acceptance by the Administrative Agent [and execution by the Borrower]**, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the interest assigned hereby to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to such acceptance by the Administrative Agent directly between themselves.

     This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Georgia.

                                 [NAME OF ASSIGNOR]

                                 By:
                                    --------------------------------------------
                                 Title:

                                 [NAME OF ASSIGNEE]

                                 By:
                                    --------------------------------------------
                                 Title:

                                 Lending Office:
                                 [Address]


                                 HIBERNIA NATIONAL BANK, as Administrative Agent

                                 By:
                                    --------------------------------------------
                                 Title:

                                 [PICCADILLY CAFETERIAS, INC.(4)

                                 By:
                                    --------------------------------------------
                                 Title:

----------

(4) If required under the Credit Agreement.

                                                                       EXHIBIT K


                               NOTICE OF BORROWING



                                __________, 19__


Hibernia National Bank, as
 Administrative Agent
313 Carondelet Street
New Orleans, LA 70130

          Re: Credit Agreement (as amended and modified from time to time, the "Credit Agreement") dated as of June ___, 1998 by and among Piccadilly Cafeterias, Inc., Hibernia National Bank, as Co-Arranger, Administrative Agent, Letter of Credit Issuer and a Bank, Wachovia Bank, N.A., as Co-Arranger, Documentation Agent and a Bank and certain other Banks listed on the signature pages thereof and their successors and assigns

Gentlemen:

          Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Credit Agreement.

          This Notice of Borrowing is delivered to you pursuant to Section 2.2 of the Credit Agreement.

          The Borrower hereby requests a [Euro-Dollar Borrowing][Base Rate Borrowing] in the aggregate principal amount of $___________ to be made on ________, 19__, and for interest to accrue thereon at the rate established by the Credit Agreement for [Euro-Dollar Loans][Base Rate Loans]. The duration of the Interest Period with respect thereto shall be [___ days][1 month] [2 months] [3 months] [6 months].

          The Borrower has caused this Notice of Borrowing to be executed and delivered by its duly authorized officer this ___ day of ____, 199_.


                                       PICCADILLY CAFETERIAS, INC.

                                       By:
                                          --------------------------------------
                                       Title:

                                                                       EXHIBIT L

                             SWING LINE LOAN REQUEST

                                     [DATE]

To:      Hibernia National Bank

From:    Piccadilly Cafeterias, Inc.

Re:      Swing Line Advance Request

     Pursuant to Section 2.3 of the Credit Agreement (the "Credit Agreement") dated as of June ___, 1998, among Piccadilly Cafeterias, Inc., Hibernia National Bank, as Co-Arranger, Administrative Agent, Letter of Credit Issuer and a Bank, Wachovia Bank, N.A., as Co-Arranger, Documentation Agent and a Bank and certain other Banks listed on the signature pages thereof and their successors and assigns, we hereby give notice that we request the following Swing Line Advance:

Date of Borrowing:

Principal Amount                   Interest Period



     Terms used herein have the meanings assigned to them in the Credit
Agreement.


                                       PICCADILLY CAFETERIAS, INC.


                                       By:
                                          --------------------------------------
                                                  Title:

                       FIRST AMENDMENT TO CREDIT AGREEMENT


               THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of the 31st day of July, 1998, by and among PICCADILLY CAFETERIAS, INC. (the "Borrower"), HIBERNIA NATIONAL BANK, as Co-Arranger, Administrative Agent, Letter of Credit Issuer and a Bank, WACHOVIA BANK, N.A., as Co-Arranger, Documentation Agent and as a Bank, SOUTH TRUST BANK, NATIONAL ASSOCIATION, AMSOUTH BANK, BRANCH BANKING AND TRUST COMPANY, WHITNEY NATIONAL BANK, BANKONE LOUISIANA, N.A., THE FUJI BANK, LIMITED, FIRST TENNESSEE BANK NATIONAL ASSOCIATION, and DEPOSIT GUARANTY NATIONAL BANK (collectively referred to herein as the "Banks"), PICCADILLY RESTAURANTS, INC. and MORRISON RESTAURANTS INC. (collectively referred to herein as the Guarantors).

RECITALS:

               The Borrower, the Administrative Agent, the Documentation Agent and the Banks have entered into a certain Credit Agreement dated June 24, 1998 (the "Credit Agreement"). Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

               The Guarantors have executed a certain Guaranty Agreement dated June 24, 1998 (the "Guaranty").

               The Borrower and Guarantors have requested the Administrative Agent, the Documentation Agent and the Banks to amend the Credit Agreement upon the terms and conditions hereinafter set forth.

               NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent, the Documentation Agent and the Banks, intending to be legally bound hereby, agree as follows:

               SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

               SECTION 2. Amendments. The Credit Agreement is hereby amended as set forth in this Section 2.

               SECTION 2.1. Amendment to Section 1.01. The following definition set forth in Section 1.01 is hereby amended and restated to read in its entirety as follows:

                    "Letter of Credit Agreement" means any agreement entered into by the Borrower (whether individually or with one or more Guarantors) and the Letter of Credit Issuer pursuant to which a Letter of Credit is issued, as amended, modified or restated from time to time.

               SECTION 2.2. Amendment to Section 2.14. Section 2.14(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                    (a) The Letter of Credit Issuer may, from time to time upon request of the Borrower, in its sole discretion issue Letters of Credit for the account of the Borrower (individually or with one or more Guarantors), subject to satisfaction of the conditions referenced in Section 3.3.

               2.03 Amendment to Section 5.25. Section 5.25 of the Credit Agreement is hereby amended and restated to read as follows:

                    SECTION 5.25 Existing Letters of Credit. The Borrower shall cause the Existing Letters of Credit to be terminated on or before August 31, 1998

               SECTION 3. Conditions to Effectiveness. The effectiveness of this Amendment and the obligations of the Banks hereunder are subject to the following conditions, unless the Required Banks waive such conditions:

                    (a) receipt by the Administrative Agent from each of the parties hereto of a duly executed counterpart of this Amendment signed by such party; and

                    (b) the fact that the representations and warranties of the Borrower and Guarantors contained in Section 5 of this Amendment shall be true on and as of the date hereof.

               SECTION 4. No Other Amendment. Except for the amendments set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect nor impair any rights, powers or remedies under the Credit Agreement as hereby amended. The Banks, the Documentation Agent and the Administrative Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Notes. The Borrower promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, the Credit Agreement, as amended, being hereby ratified and affirmed. The Borrower hereby expressly agrees that the Credit Agreement, as amended, is in full force and effect.

               SECTION 5. Representations and Warranties. The Borrower and Guarantors hereby represent and warrant to each of the Banks as follows:

               (a) No Default or Event of Default, nor any act, event, condition or circumstance which with the passage of time or the giving of notice, or both, would constitute an Event of Default, under the Credit Agreement or any other Loan Document has occurred and is continuing unwaived by the Banks on the date hereof.

               (b) The Borrower and Guarantors have the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder, or thereunder, to be done, observed and performed by it.

               (c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and Guarantors and constitutes a legal, valid and binding obligation of the Borrower and each Guarantor enforceable against it in accordance with its terms, provided that such enforceability is subject to general principles of equity.

               (d) The execution and delivery of this Amendment and the performance of the Borrower and Guarantors hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower or any Guarantor, nor be in contravention of or in conflict with the articles of incorporation or bylaws of the Borrower or any Guarantor, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrower or any Guarantor is party or by which the assets or properties of the Borrower and Guarantors are or may become bound.

               SECTION 6. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

               SECTION 7. Governing Law. This Amendment shall be considered in accordance with and governed by any applicable federal laws of the United States of America and in the absence of applicable federal laws of the United States of America, the laws of the State of Georgia.

               SECTION 8. Consent by Guarantors. The Guarantors consent to the foregoing amendments. The Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Guaranty, said Guaranty being hereby ratified and affirmed. The Guarantors hereby expressly agree that the Guaranty is in full force and effect.

               IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Amendment as of the day and year first above written.


                                       BORROWER:

                                       PICCADILLY CAFETERIAS, INC.


                                       By: /s/ Ronald A. LaBorde
                                           -------------------------------------
                                       Title: President & CEO
                                              ----------------------------------



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                                       97

                                       HIBERNIA NATIONAL BANK,
                                       As Co-Arranger, Administrative Agent,
                                       Letter of Credit Issuer and a Bank


                                       By: /s/ Janet O. Rack
                                           -------------------------------------
                                       Title: Senior Vice President
                                              ----------------------------------






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                                       98

                                       WACHOVIA BANK, N.A.,
                                       as Documentation Agent, Co-Arranger and
                                       as a Bank


                                       By: /s/ C. L. Battle
                                           -------------------------------------
                                       Title: Senior Vice President
                                              ----------------------------------






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                                       99

                                       SOUTH TRUST BANK, NATIONAL
                                       ASSOCIATION, as a Bank



                                       By: /s/ Hal Clemmer
                                           -------------------------------------
                                       Title: Vice President
                                              ----------------------------------





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                                      100

                                       AMSOUTH BANK,
                                       as a Bank


                                       By: /s/ D. M. Sinclair
                                           -------------------------------------
                                       Title: Vice President
                                              ----------------------------------




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                                      101

                                       BRANCH BANKING AND TRUST COMPANY,
                                       as a Bank


                                       By: /s/ Thatcher L. Townsend III
                                           -------------------------------------
                                       Title: Vice President
                                              ----------------------------------




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                                      102

                                       WHITNEY NATIONAL BANK,
                                       as a Bank



                                       By: /s/ Paul J. Brown
                                           -------------------------------------
                                       Title: Senior Vice President
                                              ----------------------------------





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                                      103

                                       BANKONE LOUISIANA, N.A., as a Bank



                                       By: /s/ Jeffery E. Gould
                                           -------------------------------------
                                       Title: Senior Vice President
                                              ----------------------------------




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                                      104

                                       THE FUJI BANK, LIMITED
                                       as a Bank



                                       By: /s/ Philip C. Lauinger III
                                           -------------------------------------
                                       Title: Vice President & Manager
                                              ----------------------------------





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                                      105

                                       FIRST TENNESSEE BANK NATIONAL
                                       ASSOCIATION, as a Bank



                                       By: /s/ Rosemary R. Moody
                                           -------------------------------------
                                       Title: Vice President
                                              ----------------------------------




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                                      106

                                       DEPOSIT GUARANTY NATIONAL BANK,
                                       as a Bank



                                       By: /s/ Bill Hicks
                                           -------------------------------------
                                       Title: Senior Vice President
                                              ----------------------------------





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                                      107

                                       Guarantor:

                                       PICCADILLY RESTAURANTS, INC.



                                       By: /s/ Ronald A. LaBorde
                                           -------------------------------------
                                       Title: President
                                              ----------------------------------


ATTEST:

/s/ J. F. Johnson
----------------------------------
Secretary


[CORPORATE SEAL]







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                                      108

                                       MORRISON RESTAURANTS INC.



                                       By: /s/ Ronald A. LaBorde
                                           -------------------------------------
                                       Title: President
                                              ----------------------------------

ATTEST:

J. F. JOHNSON
SECRETARY

[CORPORATE SEAL]





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                                      109